Exhibit 10.2

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RESEARCH AGREEMENT

This Research Agreement (this “Agreement”) is effective as of February 8, 2010 (the “Effective Date”) between Guardian Industries Corp., a Delaware corporation located at 2300 Harmon Road, Auburn Hills, Michigan 48326 (hereinafter referred to as “Guardian”), and Intermolecular, Inc., a Delaware corporation located at 2865 Zanker Road, San Jose, California 95134 (hereinafter referred to as “Intermolecular”).

1.             BACKGROUND.  Guardian and Intermolecular intend to work together on a non-exclusive basis on research and development tasks relating to [*] coatings for float glass.  The details of this research effort will be described in a Task Order which must be finalized and agreed-to within 30 days after this Agreement is signed.  The Task Order, once signed by the parties, will be incorporated into this Agreement as Exhibit 1.  If the parties fail to agree on the contents of the Task Order within 30 days of signing this Agreement, this Agreement shall be terminated immediately unless the parties mutually agree in writing to an extension of the 30 period.  If the Agreement is terminated due to a failure to reach agreement on the Task Order, the rights and obligations in Sections 6-11, 14-16, 19, 20, and 29 will survive the termination of this Agreement.

2.             PROJECT MANAGERS.  Intermolecular and Guardian will each appoint a project manager who will oversee the work under this Agreement.  The parties will use reasonable efforts to direct communications under this Agreement through the project managers.  Either party may change its project manager at its discretion by providing notice to the other party.

3.             PROGRESS REPORTS; MEETINGS.  Intermolecular and Guardian will discuss the progress of work under this Agreement at least on a monthly basis unless more frequent reports are required in the Task Order.  Intermolecular will also submit written progress reports at intervals defined in the Task Order, but at minimum on a monthly basis.

4.             TERM AND TERMINATION.  This Agreement will terminate at the completion of the work defined in the Task Order, which is expected to last for [*] months.  At termination, Intermolecular will provide a final written progress report to Guardian outlining the work completed prior to termination and will include with such report any remaining deliverables that are due under the Task Order.

5.             SAFETY PROCEDURES / REGULATIONS.  During the performance of work under this agreement the parties’ employees, representatives, and agents will be required to follow all applicable safety procedures in the parties respective facilities they visit, provided that they are given notice of the safety procedures at such facility.  Each party will also comply with all applicable laws and regulations relating to the work performed under this Agreement.

6.             CONFIDENTIALITY.  Intermolecular and Guardian acknowledge that the work under this Agreement will involve the exchange of certain confidential information.  The information will be protected under the terms of the Mutual Non-Disclosure Agreement that has been entered into between the parties.

For example, Guardian may share with Intermolecular certain information about Guardian’s prior research into [*] coatings, technical requirements and specifications for such coatings, manufacturing capabilities relating to such coatings, and financial modeling relating to the sale of such coatings.  This information, and any information based upon or derived from this information, will be considered Guardian Confidential Information.  Similarly, Intermolecular may share with Guardian certain information about high-productivity combinatorial (“HPC”) technology that will be used under this Agreement.  This information may include techniques, methodologies, processes, test vehicles, synthetic procedures, technology, systems, or combination thereof used for the simultaneous, parallel, or rapid serial: (i) design, (ii) synthesis, (iii) processing, (iv) process sequencing, (v) process integration, (vi) device integration, (vii) analysis, or (viii) characterization of more than two (2) compounds, compositions, mixtures, processes, or synthesis conditions. This information, and any information based upon or derived from this information, will be considered Intermolecular Confidential Information.

7.             PREEXISTING TECHNOLOGY.  Each party shall retain all right, title and interest in all materials, software, programming documentation, technical ideas, concepts, know-how, inventions, discoveries, improvements, works of authorship, techniques and all related intellectual property rights created, conceived or developed by or for that party prior to the Effective Date (the “Prior Technology”).

8.             TECHNOLOGY DEVELOPED UNDER THE AGREEMENT.  Intellectual property rights created as a result of the work under this Agreement (the “Project-Related Technology”) will be owned by the party whose employees are the inventors or creators of the intellectual property. Intellectual property jointly invented or created by the parties will be jointly owned by the parties.  Commercialization by Guardian of intellectual property owned or co-owned by Intermolecular, including the commercialization of any new [*] coating developed (or co-developed) by Intermolecular under this Agreement, will require the payment of royalties as outlined below.

9.             INDEPENDENTLY DEVELOPED TECHNOLOGY.  Each party retains all right, title and interest in and to all materials, software, programming documentation, technical ideas, concepts, know-how, inventions, discoveries, improvements, works of authorship, techniques and all related intellectual property rights created, conceived or developed by or for that party outside of or independent from this Agreement (the “Independent Technology”).  Intermolecular acknowledges that Guardian has conducted prior research into [*] coatings, and that such independent research may continue after this Agreement is terminated.  Guardian’s research into [*] coatings, if any, will be considered Independent Technology unless it is substantially and fundamentally based on Project-Related Technology that is owned or co-owned by Intermolecular.  Guardian’s commercialization of Independent Technology will not require the payment of royalties to Intermolecular.

10.           LICENSES.  Intermolecular hereby grants Guardian a worldwide royalty-bearing license under Intermolecular’s Project-Related Technology to: (i) use, make, have made, import, offer to sell, sell, lease and otherwise dispose of products incorporating Intermolecular’s Project-Related Technology.   This license is exclusive with respect to coated glass used for [*] applications provided that Guardian continues to ship an agreed-upon minimum amount of licensed products.  After all elements of the Task Order are completed and the parties have more information about the expected time for development and commercialization of the products subject to the exclusive license, the parties agree to negotiate in good faith to establish the minimum targeted volume and date on which the minimums will begin to apply. This license is non-exclusive for all other products not used for [*] applications but which incorporate Intermolecular’s Project-Related Technology.

11.           ROYALTIES.  Guardian acknowledges and agrees that it will pay Intermolecular a royalty as defined in Exhibit 2 of this Agreement for products covered by the exclusive license, and [*]% Net Sales per quarter (as defined in Exhibit 2) for products covered by the non-exclusive license.  Guardian will provide quarterly reports to Intermolecular on the sales of licensed products and will pay the applicable royalties on a quarterly basis.  Each party shall be responsible for all of its own costs of commercializing products or licensing intellectual property rights, including any payments to Third Parties for work done by such Third Parties or for licenses necessary for the manufacture, sale, or use of Products by a party or its Affiliates or sub-licensees

12.           RESEARCH COMPENSATION.  As consideration for the work performed by Intermolecular under this Agreement, Guardian will pay Intermolecular [*] U.S. dollars (US$[*]) in equal monthly installments of US$[*].  Guardian will also provide or pay for consumables (such as [*], and [*]), outsourced metrology and characterization not supported internally by Intermolecular, and other mutually agreed out-of-pocket costs to support the Task Order.  Guardian must provide express approval of such out of pocket costs prior to Intermolecular incurring such expenses; however, such approval shall not be unreasonably withheld if the work is necessary to complete the Task Order activity.

13.           PAYMENT TERMS.  All payments shall be due to Intermolecular 30 days after Guardian receives the related valid invoice(s) from Intermolecular, provided that any relevant milestones or research and development services tied to the payment have been satisfied.  All payments hereunder shall be made in U.S.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

dollars by Guardian or one of its U.S. affiliates.  All payments due to Intermolecular under this Agreement shall be made by bank wire transfer as follows:

U.S. Domestic Wire Transfer
To:	[*]

Routing & Transit #:	[*]

For credit of:	Intermolecular, Inc.
Credit account #:	[*]
By order of:	[Name of Sender]

or another U.S. bank account designated by Intermolecular.

14.           LIMITATION OF LIABILITY.  EXCEPT FOR A BREACH BY EITHER PARTY OF THEIR RESPECTIVE CONFIDENTIALITY OBLIGATIONS HEREUNDER OR A BREACH OF ANY LICENSE RESTRICTIONS, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER UNDER ANY CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST PROFITS, LOST BUSINESS OPPORTUNITY, INJURY TO BUSINESS REPUTATION OR EQUIPMENT DOWNTIME, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES OF ANY KIND IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND IN NO EVENT WILL EITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER EXCEED THE AMOUNTS PAID OR PAYABLE BY GUARDIAN TO INTERMOLECULAR UNDER THIS AGREEMENT.

15.           WARRANTIES.  Intermolecular warrants that: (i) it and its employees and agents have all necessary rights, authorizations, or licenses to provide the services set forth in any agreed upon Task Order; (ii) each of its employees or agents assigned to work on a Task Order hereunder shall have the proper skill, training and background so as to be able to perform in a competent and professional manner and that all work will be so performed in accordance with the standards set forth in the applicable Task Order; and (iii) Intermolecular has the authority to grant the licenses included in this Agreement.

16.           DISCLAIMER.  Intermolecular and Guardian specifically disclaim any representation, warranty or guarantee that the research and development under this Agreement will be successful, in whole or in part.  It is understood that the failure of the parties to successfully develop and commercialize products in the course of a Task Order shall not constitute a breach of any representation or warranty or other obligation under this Agreement.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, GUARDIAN AND INTERMOLECULAR MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY INFORMATION DISCLOSED HEREUNDER, OR ANY DELIVERABLES PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIM ANY WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR VALIDITY OF ANY DEVELOPED TECHNOLOGY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

17.           INSURANCE.   Before having its employees conduct any work at the site of the other party, each party shall procure and maintain for itself and its employees all insurance coverage as required by applicable federal or state law, including: (a) worker’s compensation benefits as required by state law, for any state in which work may be performed under the Agreement; (b) commercial general liability insurance including contractual liability and completed operations coverage, with limits not less than $[*] each occurrence covering property damage, bodily injury and personal injury liability; and (c) Automobile Liability

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Insurance, with a minimum of $[*] Combined Single Limit Bodily Injury and Property Damage Liability coverage.  Carriers must have a Standard & Poor’s rating of A or better.

18.           FORCE MAJEURE.  The Parties each shall be excused from the performance of its obligations, other than obligations of payment, hereunder in the event that such performance is prevented by force majeure, and such excuse shall continue as long as the condition constituting such force majeure prevails and for thirty (30) days after the termination of such condition.  For the purpose of this Agreement, force majeure shall mean any circumstance beyond the control of the party concerned, including, without limitation, acts of God, expropriations, war, civil commotion, terrorist activities, destruction of production facilities or materials by fire, earthquake, flood or storm, labor disturbances (other than only of the workforce of the party concerned) and failure of public utilities.  The party affected by a force majeure shall immediately give written notice to the other party of the nature and likely duration (if it can be assessed) of the force majeure.  Performance of this Agreement shall be suspended for the duration of the force majeure.  Should the force majeure last for a period of longer than three (3) months the parties shall meet and discuss appropriate remedial measures.  The Party suffering a force majeure shall give notice of the cessation of the force majeure as soon as performance of the Agreement is no longer prevented.

19.           GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its conflict of law principles.  In exercising their rights under the license granted hereunder, each party shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.  Without limiting the foregoing, each party agrees to comply with all applicable export and re-export control laws and regulations maintained by the United States government.

20.           ARBITRATION.  If any dispute arises under this Agreement, the Parties agree that a good-faith attempt to resolve the dispute shall be made by presenting the position of the Parties to authorized representatives of Intermolecular and Guardian, who have authority to settle the matter, at a meeting at a neutral site.  If no such meeting can be arranged within two (2) weeks from the request for such meeting, or if the named persons are unable to reach agreement within one (1) week after such meeting, the Parties agree that the dispute shall be resolved by binding arbitration by a single arbitrator in Wilmington, Delaware.  The arbitration will be conducted under the Commercial Rules of the American Arbitration Association, and the award shall be enforceable by any court of competent jurisdiction.

21.           ENTIRE AGREEMENT.      This Agreement supersedes any and all other agreements, either oral or written, between the Parties hereto with respect to this subject, and this Agreement together with any exhibits constitutes the entire agreement between the Parties with respect to this subject matter.  No change or modification in the terms hereof, in a manner not expressly provided in this Agreement shall be binding unless reduced to writing and duly executed by the Parties in the same manner as the execution of this Agreement.  Any attempt to so change or modify the terms of this Agreement shall be considered void and of no effect.

22.           NOTICES.  Unless otherwise agreed to by the Parties, the communications required or permitted to be given or made under this Agreement shall be made in writing, via personal delivery, registered mail, facsimile transmission, addressed to the appropriate party at the address indicated below.  All communications made pursuant to this section shall be deemed made or given on the date of such personal delivery, mailing or transmission.

If to Guardian:	Director of Science and Technology
Guardian Science and Technology
14511 Romine Road
Carleton, Michigan 48117

With a copy to:	General Counsel
Guardian Industries Corp.
2300 Harmon Road
Auburn Hills, MI 48326

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

If to Intermolecular:	Craig Hunter
Intermolecular, Inc.
2865 Zanker Road
San Jose, CA 95134
Fax:

With a copy to:	Legal Department
Intermolecular, Inc.
2865 Zanker Road
San Jose, CA 95134
Fax: (408) 416-2301

The Parties may change the name and address to which notices should be sent under this section by providing prior written notice to the other party.

23.           SEVERABILITY.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or conditions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

24.           RELATIONSHIP OF THE PARTIES.  Nothing contained herein shall be construed to place the Parties in the relationship of partners, joint venturers or agency, and neither party shall have the power to obligate or bind the other party in any manner.  Intermolecular is acting, in performance of this Agreement, as an independent contractor.  Personnel supplied by Intermolecular hereunder are not Guardian’s employees or agents and Intermolecular assumes responsibility for their acts or omissions.  Intermolecular shall be solely responsible for the payment of compensation of Intermolecular’s employees or agents assigned to perform services hereunder and such employees or agents shall be informed that they are not entitled to any Guardian employee benefits.  Guardian shall not be responsible for paying worker’s compensation, disability benefits, and unemployment insurance or for withholding and paying employment taxes for any Intermolecular employee or agent, but such responsibility shall be solely that of Intermolecular.

25.           OBLIGATIONS TO THIRD PARTIES.  The Parties warrant and represent that they each have the ability to enter into this Agreement, that entering and performing under this Agreement will not violate any agreements they may have with any other third party, and that there exist no restrictions or obligations to any third parties which will restrict their performance of duties under the terms and conditions of this Agreement.

26.           ASSIGNMENT. This Agreement and any rights granted hereunder shall inure to the benefit of and be binding upon each of the Parties and their respective successors and permitted assigns. Neither party shall assign or transfer this Agreement either voluntarily or by operation of law, in whole or in part, without the prior written consent of the other party, and any attempt to do so will be null and void; provided, however, that either party may assign this Agreement without such consent, to a parent, subsidiary, or affiliate, or to a successor in interest to its business (whether by merger, acquisition, consolidation, change of control, reorganization or sale of substantially all of its assets).

27.           SURVIVAL.  All provisions of this Agreement relating to confidentiality, proprietary rights, indemnification, warranties and otherwise as set forth in Sections 6-16 shall survive any expiration or termination of this Agreement.

28.           NON-WAIVER.  The failure of either party at any time to require performance of any provision hereof by the other party shall not be deemed a waiver and thereafter shall not deprive that party of its full

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

right to require such performance in the particular instance or at any other time.  Any waiver must be in writing executed by the waiving party.

29.           PUBLICITY; DISCLOSURE OF AGREEMENT. Neither party shall publicize nor disclose any aspect of the development efforts contemplated in this Agreement or any other terms of this Agreement without the prior written consent of the other party, except to the extent required by law, to such party’s attorneys, accountants, advisors, investors and financing sources and their advisors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, in connection with the enforcement of this Agreement or rights under this Agreement, or in connection with a merger, acquisition, financing transaction or proposed merger, acquisition or financing transaction.

By signing below, the parties agree to the terms of this Agreement.

Guardian
Guardian Industries Corp.

	By:	/s/ Scott Thomsen
	Name:	Scott Thomsen
	Title:	GVP/CTO
	Date:	February 12, 2010

Intermolecular
Intermolecular, Inc.

	By:	/s/ Tony Chiang
	Name:	Tony Chiang
	Title:	Chief Technology Officer
	Date:	February 16, 2010

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit 2- Royalties

As described in Section 11, Guardian will pay Intermolecular a royalty based upon the total Net Sales per quarter of products covered by the exclusive and non-exclusive license.

Non-Exclusive Royalty:

The royalty for products covered by the non-exclusive license shall be [*] % of Net Sales.   Net Sales is derived from the following formula:

[*].

[*]

[*]

[*]

[*]

[*]

[*]

Exclusive Royalty:

The royalty for products covered by the exclusive license shall be Net Sales multiplied by the greater of [*]% or the Calculated Royalty.  The Calculated Royalty is derived from the following formula:

[*]

[*].

[*].

[*]:

[*]

[*]

[*].

[*].

[*].

[*].

[*]:

The [*], and [*] are intended to provide a reasonable approximation of their [*] without requiring the disclosure of [*].   Guardian has the right to [*] by giving written evidence to Intermolecular that [*].  However, Guardian otherwise has no obligation to [*] to Intermolecular.  Intermolecular agrees to [*].

Although the [*] are established in [*], the parties understand that Guardian may manufacture the licensed products in [*].  For products manufactured in such [*] will be adjusted to account for a material change in the [*].  The [*] will be reviewed quarterly by the parties and [*] from the last date of adjustment (or from the Effective Date, if no adjustments have yet been made) [*] will be adjusted accordingly for products manufactured in that [*] after the date of adjustment.   The [*] will be determined at approximately 5:00 p.m., US Eastern Standard Time the [*].   If the [*] does not appear on a [*], the [*] shall be determined by reference to another publicly available service for [*] as may be reasonably selected by Intermolecular.

Books and Records; Audit Rights:

Guardian agrees to keep accurate and complete records and books of accounting recording the sales volume and price of licensed products in sufficient detail to calculate the royalty due.  Such records and books of accounting shall be made available for inspection during normal business hours by an independent Certified Public Accountant engaged by Intermolecular, upon 15 days prior written notice to Guardian, to the extent

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

necessary to verify the accuracy of the royalty reports under this Agreement.   Intermolecular agrees that it shall be entitled to learn only the Net Sales (“NS”) and Net Sales Price Per Square Meter (“NSSM”), as those terms are defined above, during the relevant audit period and that all other information made available to the Certified Public Accountant shall remain confidential to Guardian.  The number of such inspections shall be limited to one inspection during any four quarterly accounting periods, and a final inspection covering the final four quarterly accounting periods within one year after any termination of this Agreement.  If the inspection establishes that Guardian has under-reported its royalty obligations by more than the greater of $[*] or [*] percent ([*]%) of the total amount of running royalty due for the period under audit as shown by the audit, Guardian will reimburse Intermolecular for the reasonable costs of the inspection.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

-CONFIDENTIAL-

Task Order # 1

[*] Coating Development

Task Order # 1 is entered into as of Feb 8th, 2010 under the terms of the Master Research and Development Agreement between Guardian Industries Corp. (hereinafter referred to as “Guardian”) and Intermolecular (here in after referred to as “IM”).

SCOPE

The primary focus of this Task Order is to [*], referred to as [*] that would [*]  as outlined below, which include [*] and [*].

[*]

	[*]	[*]	[*]
[*]
1	[*]	[*]	[*]
2	[*]	[*]	[*]
[*]
3	[*]	[*]	[*]
4	[*]	[*]	[*]
5	[*]	[*]	[*]
[*]
6	[*]	[*]	[*]
7	[*]	[*]	[*]
8	[*]	[*]	[*]
9	[*]	[*]	[*]
[*]
10	[*]	[*]	[*]
11	[*]	[*]	[*]
12	[*]	[*]	[*]
13	[*]	[*]	[*]
14	[*]	[*]	[*]
[*]
15	[*]
16	[*]
17	[*]

IM shall direct its efforts on the [*].  The project is divided into [*] that are to be completed sequentially.  Each [*] is to be defined before the start of the work.  [*] will be defined as a result of [*].  Similarly, [*] will be defined as a result of [*].  IM will [*] at the end of [*] and hold [*] to discuss project work and next steps.

[*]:

The primary goal of [*] is to [*] a [*] that would [*].

[*]:

A [*] was held on [*] at [*].  The [*] that Guardian and IM have agreed to [*] is based on the [*].  A [*] set of [*] was discussed and a [*] of [*] was [*] based on which IM will [*], which are shown below.

[*]:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]
[*]

[*]:

[*] of these [*] include [*] of [*] including [*] and [*] containing [*] of IM’s choice.  In addition [*] of [*] in conjunction with [*] would be [*].  [*] will be [*] on [*] of [*] and [*] in an [*].  [*] and [*] will be made using [*].  [*] that [*] of [*] will be [*] for [*] in [*] of this task order via [*] of [*] of [*] on [*] and [*] of [*] by [*] and [*].  [*] of [*] will be [*] for [*] and [*] in [*].

Since IM [*] a [*] or [*], IM, as part of the [*], is to [*] to [*] of [*] by [*].  For this purpose, Guardian [*] of [*] on [*].  In addition, IM will also [*] and [*], which will be [*], to [*] on [*].  This work is intended to [*] and [*] for [*].   IM will [*] for [*] on [*] and on [*],[*] and [*].  IM will [*] ([*])[*] and [*] to [*] over the course of [*] to [*] of [*], if any, on [*].  IM will also [*] a [*] for [*] of [*].

IM will submit to Guardian a document which provides [*] of [*] which include, [*] and [*].  These [*] are ultimately intended to [*] to the [*] of [*] to [*] of [*] of [*].  In addition to [*] the [*]:

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

[*].

[*]:

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[*].

[*].

[*]:

The [*] and [*] of [*] will be [*] by the [*] of [*].  [*] will be [*] and [*] a [*] of [*] of [*].  The [*] and [*] of [*] will be [*] and [*] by [*] and [*] to [*] of [*].

[*]:

[*].

[*].

[*]:

The [*] and [*] of [*] will be [*] by the [*] of [*].  [*] will be [*] and [*].  The [*] and [*] of [*] will be [*] and [*] by [*] and [*] to [*] of [*]

[*]:

[*].

[*].

Task Order Management

The IM Task Order Manager will be [*]

The Guardian Task Order Managers will be [*].

[*]

[*]:

[*]:

                        [*]

                        [*].

                        [*].

[*]:

[*].

[*]:

[*].

[*]:

                        [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

                        [*].

                        [*].

                        [*]

                        [*].

                        [*]

Intellectual Property

Any Project-Related Intellectual Property developed in the course of work on Task Order 1 will be managed according to the terms of the Master Research and Development Agreement between Guardian and IM.

Subcontracting

No subcontracting is expected for this task order.  Any need for subcontracting must be reviewed and approved by Guardian prior to conducting any subcontracts.

Payment Terms

The payment terms for this task order will be managed according to the terms of the Master Research and Development Agreement between Guardian and IM.

Intermolecular		Guardian Industries Corp.

By:	/s/ Tony Chiang	By:	/s/ Scott Thomsen

Print Name:	Tony Chiang	Print Name:	Scott Thomsen

Title:	Chief Technology Officer	Title:	Chief Technology Officer

Date:	February 18, 2010	Date:	February 16, 2010

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

-CONFIDENTIAL-

Task Order # 1.1

[*] Coating Development

Task Order # 1.1 is entered into as of July 22, 2010 under the terms of the Research Agreement dated February 8, 2010 (“Research Agreement”) between Guardian Industries Corp. (“Guardian”) and Intermolecular, Inc. (“IM”) and is [*] of the efforts described in Task Order #1 dated February 8, 2010.  Terms that are capitalized but not specifically defined herein shall have the meanings set forth in the Research Agreement.

SCOPE

The primary focus of this Task Order # 1.1 is to [*].

[*]:

IM shall [*] to [*] there is a [*] in [*] on [*].  [*] has a [*] of [*] while [*].  [*] for [*] has not been [*] for.  [*] the [*] on [*] is [*] to [*] on the [*] and [*] in the [*].[*] for [*] of [*] between [*] and [*] than [*]. The goal of the work for IM is to [*] the [*] and [*] to [*] a [*] with [*].  Guardian will provide [*] and [*] to IM in support of this Task Order # 1.1.  [*] is [*]

[*]:

The [*] will be focused on determining [*] and [*] of [*] and [*].

[*]

[*]

[*]

[*]

[*]

[*]

Guardian will supply the [*] and [*], [*] and [*] for IM to [*] and [*].

At the end of [*],[*] will be [*] to [*] for [*] of [*] and [*] in [*].  The [*] to [*] and the [*] will be [*] and [*] to [*].  In addition, [*] of the [*] are to be supplied to Guardian [*] and [*].

[*]:

[*].

[*].

[*].

[*]

Task Order Management

The IM Task Order Manager will be [*].

The Guardian Task Order Managers will be [*].

[*]

[*]:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

 [*].

 [*].

 [*].

[*]:

                        [*].

                        [*].

                        [*].

                        [*].

                        [*].

Intellectual Property

Any Project-Related Intellectual Property developed in the course of work on Task Order #1.1 will be managed according to the terms of the Research Agreement between Guardian and IM.  However, for [*] under this Task Order #1.1, [*] shall not be considered Program Technology (and therefore would not be royalty bearing).   All other technologies (i.e. other than the technologies identified above), including but not limited to technologies resulting from the development or modification of a [*] shall be considered Program Technology and shall be royalty bearing under the terms of the Research Agreement provided such technology is invented or co-invented by IM.

[*]

[*]:

                        [*]

                        [*]:

[*]                  [*]                  [*]                  [*]

                        [*]:

[*]                  [*]                  [*]                  [*]

                        [*]:

[*]                  [*]                  [*]

Subcontracting

No subcontracting is expected for this task order.  Any need for subcontracting must be reviewed and approved by Guardian prior to conducting any subcontracts.

Research Compensation

Guardian will pay IM [*] U.S. dollars ($[*]) for the first month of work from the effective date and each additional month that Guardian approves continued work on [*].  Other compensation will be managed according to Section 12 of the Research Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Payment Terms

The payment terms for this task order will be managed according to the terms of the Research Agreement between Guardian and IM.

Intermolecular, Inc.		Guardian Industries Corp.

By:	/s/ J. Craig Hunter	By:	/s/ Jean-Marc Lemmer

Print Name:	J. Craig Hunter	Print Name:	Jean-Marc Lemmer

Title:	VP & GM, Clean Energy Tech	Title:	Senior Director, Product R&D

Date:	July 27, 2010	Date:	July 27, 2010

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

-CONFIDENTIAL-

Task Order # 2

[*] Coating Development

Task Order # 2 is entered into as of October 22nd, 2010 under the terms of the Research Agreement dated February 8, 2010 (“Research Agreement”) between Guardian Industries Corp. (hereinafter referred to as “Guardian”) and Intermolecular (here in after referred to as “IM”).  Terms that are capitalized but not specifically defined herein shall have the meanings set forth in the Research Agreements.

GOAL

The goal of Task order 2 is to:

1.               [*] the [*] of the [*] and [*] on the [*] and [*].

2.               [*] a [*] that [*] the [*] at the [*] on [*] which is defined as a [*] on a [*].

SCOPE

The primary focus of this Task Order is to [*] an [*] that would [*], which include the [*] and [*].

[*]

	[*]	[*]	[*]
[*]
1	[*]	[*]	[*]
2	[*]	[*]	[*]
3	[*]	[*]	[*]
4	[*]	[*]	[*]
[*]
5	[*]	[*]	[*]
6	[*]	[*]	[*]
7	[*]	[*]	[*]
[*]
8	[*]	[*]	[*]
9	[*]	[*]	[*]
10	[*]	[*]	[*]
11	[*]	[*]	[*]
[*]
12	[*]	[*]	[*]
13	[*]	[*]	[*]
14	[*]	[*]	[*]
15	[*]	[*]	[*]
16	[*]	[*]	[*]
[*]
17	[*]	[*]	[*]
18	[*]	[*]	[*]

[*]

	[*]	[*]	[*]
[*]
1	[*]	[*]	[*]
2	[*]	[*]	[*]
3	[*]	[*]	[*]
4	[*]	[*]	[*]
5	[*]	[*]	[*]
6	[*]	[*]	[*]
[*]
7	[*]	[*]
8	[*]	[*]
9	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The [*] to [*] with [*] is an [*] in [*] on [*] to [*]. It is a [*] that the [*] this [*]and [*] or [*] with the [*] of [*] to [*] the [*] at the [*] for [*].

IM shall direct its efforts on the [*] of [*] of [*] for [*].  The project is [*] that are to be [*].  The [*] are:

                        [*]

                        [*]

                        [*].

The [*] must be [*] at the [*] for [*] in [*] on the [*] for all [*].

The [*] for [*] of the [*] will follow [*] of [*] and the [*] at IM.  Once the [*] and [*] will continue [*] with the [*] and [*] the [*].  The [*] for [*] are [*] in the [*].  Once the [*] the [*] will continue on [*] at [*] or [*] depending upon the [*] and [*].  [*] will be made based on [*] and [*] of [*] of [*] or [*] on a [*].

[*]:

The [*] with [*] will include [*] of [*] of [*] and [*].   The [*] will be selected for [*] with [*] and [*] with [*].  [*] will be [*] and [*] in the [*].

[*]:

                        [*]

•                  [*]

•                  [*]

•                  [*]

•                  [*]

•                  [*].

•                  [*]

•                  [*]:

                        [*]

•                  [*]:

•                  [*]

•                  [*]

•                  [*]

•                  [*].

•                  [*]

•                  [*]

[*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

[*].

[*]:

[*]

[*]

The [*] will include [*] of [*].   This approach is used by [*] and the [*].  [*] are [*] for [*] the [*] and [*].

[*]:

                        [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

        [*]

        [*]

        [*]

[*]:

[*]:

        [*]

        [*]

        [*]

        [*]

[*]:

[*]

• [*]

[*]

[*]

[*]

[*]

[*]

[*]

[*].

[*]

[*]:

The [*] is a [*] of the [*] with Task Order 1, [*].  [*] was [*] in [*] of [*] of the [*] of the [*].  [*] have been [*] for [*] at [*] in [*] of the [*].   The [*] and [*] have been established for the [*]:

        [*].

        [*].

        [*]

        [*]

        [*]

        [*]

        [*]

IM will [*] for [*] per agreement with Guardian based on [*].

[*]:

[*]

[*]:

[*]

Task Order Management

The IM Task Order Manager will be [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The Guardian Task Order Managers will be [*].

[*]:

The [*] for the [*] are [*] in the [*].  It is anticipated the [*] will be [*] for [*] as [*] as [*] and as [*] as the [*]. This [*] is to be [*] on a [*] with the [*] that the [*] at the [*] of the [*].  The [*] that the [*] by [*] should be [*].

[*]:

[*]:

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

[*]:

        [*].

        [*].

        [*].

        [*].

        [*].

        [*].

Intellectual Property

Any Project-Related Intellectual Property developed in the course of work on Task Order 2 will be managed according to the terms of the Research Agreement between Guardian and IM However, for [*] with [*] under this Task Order 2, [*] from [*] to the [*] by [*] or [*] of the [*] or [*] or [*] the [*] in [*] shall not be considered Program Technology (and therefore would not be royalty bearing).  All other technologies (i.e. other than the technologies identified above), including but not limited to technologies resulting from the development or modification of a [*] shall be considered Program Technology and shall be royalty beating under the terms of the Research Agreement provided such technology is invented or co-invented by IM.

[*]

[*]:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

        [*]

        [*]:

[*]	[*]	[*]	[*]	[*]

        [*]:

[*]	[*]	[*]	[*]

        [*]:

[*]	[*]	[*]

Subcontracting

No subcontracting is expected for this task order.  Any need for subcontracting must be reviewed and approved by Guardian prior to conducting any subcontracts.

Payment Terms

The payment terms for this task order will be managed according to the terms of the Research Agreement between Guardian and IM.

IM.		Guardian Industries Corp.

By:	/s/ J. Craig Hunter	By:	/s/ Scott Thomsen

Print Name:	J. Craig Hunter	Print Name:	Scott Thomsen

Title:	VP & GM, Clean Energy	Title:	Chief Technology Officer

Date:	December 10, 2010	Date:	December 15, 2010

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

APPENDIX

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

-CONFIDENTIAL-

Task Order # 3

[*] Coating Development

Task Order # 3 is entered into as of May 1st, 2011 under the terms of the Research Agreement dated February 8, 2010 (“Research Agreement”) between Guardian Industries Corp. (hereinafter referred to as “Guardian”) and Intermolecular, Inc.  (here in after referred to as “IM”).   Terms that are capitalized but not specifically defined herein shall have the meanings set forth in the Research Agreements.

GOAL

The goal of Task Order 3 is to:

1.     [*].

2.     [*].

3.     [*].

SCOPE

The primary focus of this Task Order is to [*] an [*] to as [*] that would [*] the [*][*] as [*], which include the [*],[*].

[*]

	[*]	[*]	[*]
[*]
1	[*]	[*]	[*]
2	[*]	[*]	[*]
3	[*]	[*]	[*]
4	[*]	[*]	[*]
[*]
5	[*]	[*]	[*]
6	[*]	[*]	[*]
7	[*]	[*]	[*]
[*]
8	[*]	[*]	[*]
9	[*]	[*]	[*]
10	[*]	[*]	[*]
11	[*]	[*]	[*]
[*]
12	[*]	[*]	[*]
13	[*]	[*]	[*]
14	[*]	[*]	[*]
15	[*]	[*]	[*]
16	[*]	[*]	[*]
[*]
17	[*]	[*]	[*]
18	[*]	[*]	[*]

[*]

	[*]	[*]	[*]
[*]
1	[*]	[*]	[*]
2	[*]	[*]	[*]
3	[*]	[*]	[*]
4	[*]	[*]	[*]
5	[*]	[*]	[*]
6	[*]	[*]	[*]
[*]
7	[*]	[*]
8	[*]	[*]
9	[*]	[*]

The [*] to [*] with [*] is an [*] in [*] on [*] to [*]. It is a requirement that the [*] on [*] and [*] or [*] the [*] of the [*] of [*] to [*] the [*] on [*] and [*] of [*] than [*] and [*] at the [*] for [*].

IM shall [*] on the [*] of [*] of [*] for [*].  The [*] is [*] into [*].  The [*] are:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

        [*]:[*].

        [*]:  [*].

        [*]: [*].

        [*]: [*].

The [*] must be [*] at the [*] for [*] in [*] on the [*] for [*].

The [*] for the [*] will [*] of [*] and the [*] at [*].  Once the [*] have been [*] and [*] have been [*] will [*] at [*] with the [*] of [*] and [*] the [*].  The [*] for [*] are [*] the [*].  Once the [*] at [*] the [*] will [*] on [*] at [*] upon the [*] and [*].  [*] will be [*] of [*] than [*] and [*] and [*] of [*] of [*] or [*] on a [*].

[*]

The [*] will [*] on [*] of [*] at [*] and [*].  The [*] that may [*] in the [*].   For [*] of this [*], the [*] will be [*] to [*] and the [*] to [*].  [*] on these [*] the [*] is [*] for these [*].

[*]

        [*]

        [*]

        [*]

        [*]

        [*]

[*]

        [*]

        [*]

        [*]

[*]:

[*]

[*]:

[*]

[*]

[*]

[*]

[*]:

[*]

[*]

[*]

[*]

[*]

[*]:

[*]

[*]

[*]

[*]

[*]

[*]:

[*]

[*]

[*]

[*]

[*]

• [*]

• [*]

• [*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

The [*] will include [*] of [*] and [*].   This [*] is [*] by [*] and the [*].  [*] of [*] are [*] for [*] the [*] and [*].

[*]

        [*]

        [*]

.       [*]

        [*]

        [*]

        [*]

        [*]

[*]:

        [*]

        [*]

        [*]

[*]:

[*]:

[*]

[*]:

The [*] will [*] on [*].  [*] to be made by [*], [*] and [*].  Other [*] may be [*] as [*] and [*].

[*]:

[*]:

        [*].

        [*].

        [*].

Task Order Management

The IM Task Order Manager will be [*]

The Guardian Task Order Managers will be [*].

[*]:

The [*] for the [*] are listed in the [*].  The [*] of this [*] is [*] for [*] from [*] through [*].  The [*] the [*] until the [*] (see [*] in [*] in [*]).  A [*] will be [*] by the [*] of [*] to [*] the [*] for [*].

[*]:

[*]:

        [*]

        [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

[*]:

        [*]

        [*]

        [*]

        [*]

        [*]

        [*].

Intellectual Property

Any Project-Related Intellectual Property developed in the course of work on Task Order 3 will be managed according to the terms of the Research Agreement between Guardian and IM.  Any work under this Task Order 3, resulting from modifications made to the [*] shall not be considered Program Technology (and therefore would not be royalty bearing).   All other technologies (i.e. other than the technologies identified above), including but not limited to technologies resulting from the [*] shall be considered Program Technology and shall be royalty bearing under the terms of the Research Agreement provided such technology is invented or co-invented by IM.

Prior Technology

Guardian Prior Technology includes the following:

        [*]

        [*]

[*]                     [*]                     [*]                     [*]                     [*]                     [*]

        [*]:

[*]                     [*]                     [*]                     [*]

        [*]

[*]                     [*]                     [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Subcontracting

No subcontracting is expected for this task order.  Any need for subcontracting must be reviewed and approved by Guardian prior to conducting any subcontracts.

Research Compensation / Payment Terms

As consideration for work performed under this Task Order, Guardian will pay IM 6 monthly installments of US$[*] on a monthly basis as described above.  Other expenses will be treated as described in the Research Agreement.

IM.		Guardian Industries Corp.

By:	/s/ J. C. Hunter	By:	/s/ Scott Thomsen

Print Name:	James C. Hunter	Print Name:	Scott Thomsen

Title:	VP & GM, Clean Energy	Title:	President

Date:	May 13, 2011	Date:	May 19, 2011

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

APPENDIX: A

[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Amendment to Task Order #3 ([*])

Guardian and Intermolecular

GUARDIAN INDUSTRIES CORP., a Delaware corporation located at 2300 Harmon Road, Auburn Hills, Michigan 48326 (hereinafter referred to as “Guardian”) and INTERMOLECULAR, INC., a Delaware corporation located at 3011 North First Street, San Jose, California 95134 (hereinafter referred to as “Intermolecular”), entered into a Task Order effective May 1, 2011 (“Task Order No. 3”) under the terms of a RESEARCH AGREEMENT effective Feb. 8, 2010 (“[*] Agreement”)  .

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to modify the terms of Task Order No. 3 (hereinafter “Amendment”) as set forth below.

1.              AMENDMENT EFFECTIVE DATE

1.              This Amendment shall have an effective date of Nov. 1, 2011 (“Amendment Effective Date”)

2.              TIMELINES

1.               The portion of Task Order No. 3 titled “Timelines” which currently reads — “The duration of this work is scheduled for [*] months from [*] through [*] is modified as follows - The duration of this work is scheduled for [*] months from [*] through [*].

3.              RESEARCH COMPENSATION/PAYMENT TERMS

1.               The portion of Task Order No. 3 titled “Research Compensation / Payment Terms” which currently reads “As consideration for work performed under this Task Order, Guardian will pay IM 6 monthly installments of US$[*] on a monthly basis as described above.” is modified as follows - As consideration for work performed under this Task Order, Guardian will pay IM 8 monthly installments of US$[*] on a monthly basis as described above.

All capitalized terms not defined herein shall have the meanings given them in the [*] Agreement or Task Order #3. This Amendment shall be deemed to be incorporated into Task Order #3 and made a part thereof. All references to Task Order #3in any other document shall be deemed to refer to Task Order #3, as modified by this Amendment. Except as modified by this Amendment, all of the terms and conditions of Task Order #3 and the [*] Agreement shall remain in full force and effect. In the event that the terms of this Amendment conflict with the terms of Task Order #3, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Guardian Industries Corp.		Intermolecular, Inc.

By:	/s/ Jean-Marc Lemmer	By:	/s/ J. Craig Hunter

Name:	LEMMER Jean-Marc	Name:	J. Craig Hunter

Title:	Senior Director, Product R&D	Title:	Senior VP and GM, Clean Energy Group

Date:	Dec. 7, 2011	Date:	Dec. 5, 2011

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

RESEARCH AGREEMENT

This RESEARCH AGREEMENT (this “Agreement”) is effective as of July 15, 2010 (the “Effective Date”) between GUARDIAN INDUSTRIES CORP., a Delaware corporation located at 2300 Harmon Road, Auburn Hills, Michigan 48326 (hereinafter referred to as “Guardian”), and INTERMOLECULAR, INC., a Delaware corporation located at 2865 Zanker Road, San Jose, California 95134 (hereinafter referred to as “Intermolecular”).

1.               DEFINITIONS.

1.1.           “Affiliate” shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, a party to this Agreement.  For purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity shall be deemed to constitute control.

1.2.           “Development Program” shall mean the activities that are conducted by Guardian and Intermolecular on a collaborative basis under this Agreement in accordance with one or more Task Orders for the purposes of developing a Project Set.

1.3.           “FTE” shall mean a full-time employee or contractor dedicated to the conduct of the Development Program or, in the case of less than full-time dedication, a full-time equivalent person-year, based on approximately one thousand eight hundred (1,800) hours per year, of work on or related to the Development Program.

1.4.           “Guardian Product” shall mean a Guardian product incorporating any Program Technology.

1.5.           “HPC Technology” shall mean all techniques, methodologies, processes, test vehicles, synthetic procedures, technology, systems, or combination thereof (collectively, “Techniques”) (a) subject to or covered by any Intellectual Property Right owned by Intermolecular or licensed to Intermolecular, (b) used by Intermolecular in performance of a Development Program or provided by Intermolecular to Guardian pursuant to a Development Program, and (c) used for the simultaneous parallel or rapid serial: (i) design, (ii) synthesis, (iii) processing, (iv) process sequencing, (v) process integration, (vi) device integration, (vii) analysis, or (viii) characterization of more than two (2) compounds, compositions, mixtures, processes, or synthesis conditions, or the structures derived from such.  For the avoidance of doubt, HPC Technology does not include glass production techniques such as [*] technologies.

1.6.           “Intellectual Property Rights” shall mean rights in and to all (a)  U.S. and foreign patents and patent applications claiming any inventions or discoveries made, developed, conceived, or reduced to practice, including all divisions, substitutions, continuations, continuation-in-part applications, and reissues, re-examinations and extensions thereof, (b) copyrights, (c) unpatented information, trade secrets, data, or materials,  (d) mask work rights, and (e) any other intellectual or other proprietary rights of any kind now known or hereafter recognized in any jurisdiction, but not trademarks, service marks, trade names, trade dress, domain names and similar rights.

1.7.           “Project Set” shall mean the specific Program Technology developed pursuant to a particular Task Order.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.8.           “Program Technology” shall mean any and all technology, materials, processes, documentation and any related Intellectual Property Rights developed as a result of activities performed pursuant to a Task Order under this Agreement, including each Project Set.

1.9.           “Third Party” shall mean any person or entity other than Guardian and its Affiliates, Intermolecular and its Affiliates, and their permitted assigns.

2.               DEVELOPMENT PROGRAM.

2.1.          Development Program.  Guardian and Intermolecular shall conduct each Development Program in a collaborative effort pursuant to a written task order (each, a “Task Order”).  Each Task Order will describe the development activities to be conducted by each party with the goal of developing a Project Set for such Task Order.  Any revision to a Task Order shall be carried out pursuant to Section 2.3 below and when agreed upon will be incorporated into this Agreement, superseding or supplementing the previous Task Order.  Each party will commit appropriate resources in equipment, facilities and personnel reasonably necessary to complete its respective tasks in accordance with each Task Order, including the resources listed in such Task Order.  Except as set forth in Section 7.2 or as stated in a Task Order, Intermolecular and Guardian will each bear their own respective costs associated with the Development Programs.

2.2.          Development Program Support.  Guardian and Intermolecular shall each provide at least that number of FTEs set forth in the applicable Task Order to conduct their respective obligations under such Task Order, such FTEs to be allocated over the course of the activities as set forth in the applicable Task Order. Neither party is required to perform development activities other than in accordance with the Task Orders or utilize a total number of FTEs in excess of the number of FTEs described in such Task Orders.

2.3.          Task Order Changes.  Modifications to a Task Order will only be binding if in writing and signed by both parties.

2.4.          Development Records.  Guardian and Intermolecular shall maintain records of each Development Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the Development Program (including information sufficient to establish dates of conception and reduction to practice of inventions).

2.5.          Project Managers.  Intermolecular and Guardian will each appoint by written notice to the other party a principal point of contact to be its project manager (the “Project Managers”) who will coordinate and act as a liaison with the other party with respect to this Agreement and oversee the work under this Agreement.  The parties will use reasonable efforts to direct communications under this Agreement through the project managers.  Either party may from time to time change its project manager at its discretion by providing written notice to the other party.

2.6.          Dispute Escalation Process.  If either party believes that the other party has failed to perform its obligations under a Task Order, it will notify the other party of the perceived deficiency.  Upon receipt of notice, the Project Managers will promptly discuss a corrective action plan in person or by telephone and will attempt in good faith to agree to a mutually acceptable corrective action plan.  If the Project Managers cannot agree upon a corrective action plan within ten (10) days of the original notice date, the issue will be escalated to senior management at the respective parties.  The respective

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

management representatives will immediately discuss the issue in person or by telephone and the parties will attempt in good faith to resolve the issue for a period of ten (10) days.  If the issue is not resolved by mutual agreement within the second ten (10) day period, the parties may resort to remedies available in this Agreement or at law.

2.7.          Progress Reports; Meetings.  Intermolecular and Guardian will discuss the progress of work under this Agreement at least on a monthly basis unless more frequent reports are required in the applicable Task Order.  Intermolecular will also submit written progress reports at intervals defined in the applicable Task Order, but at minimum on a monthly basis.

3.             SAFETY PROCEDURES / REGULATIONS.  Each party agrees to follow and to cause such party’s employees, representatives and agents to follow all applicable safety procedures of the other party when performing work under this Agreement at such other party’s facility, provided that such other party provides notice of the safety procedures at such facility.  Each party will also comply with all applicable laws and regulations relating to the work performed under this Agreement.

4.             CONFIDENTIALITY.  Intermolecular and Guardian acknowledge that the work under this Agreement will involve the exchange of certain confidential information.  The information will be protected under the terms of the Mutual Non-Disclosure Agreement that has been entered into between the parties.

5.               OWNERSHIP AND LICENSES.

5.1.           Ownership of Intellectual Property Rights.

5.1.1.       Prior Technology.  Each party shall retain all right, title and interest in all materials, software, programming documentation, technical ideas, concepts, know-how, inventions, discoveries, improvements, works of authorship, techniques and all related Intellectual Property Rights created, conceived or developed by or for that party prior to the Effective Date (the “Prior Technology”).  Each Task Order will specify any Prior Technology either party intends to use in connection with the activities under the Task Order.  For purposes of this Agreement, Prior Technology does not include HPC Technology.

5.1.2.       Program Technology Ownership.

5.1.2.1.           Program Technology.  Intellectual Property Rights created as a result of the work under this Agreement will be owned by the party whose employees are the inventors or creators of such Intellectual Property Rights.  Any Intellectual Property Rights jointly invented or created by the parties will be jointly owned by the parties subject to the terms of Section 6 below.  Guardian agrees that it will not commercialize or license any jointly-owned Intellectual Property Rights except subject to the payment terms, field restrictions, and other terms and conditions applicable to the commercialization and sublicensing of Intermolecular-owned Intellectual Property Rights set forth in Section 5 below.

5.1.2.2.           Cooperation.  Each party agrees to execute all papers, including patent applications, invention assignments and copyright assignments, and otherwise agrees to assist the other party, as reasonably required and at such party’s reasonable expense, to perfect in the applicable party the rights, title and other interests in the Program Technology.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.1.3.       Independently Developed Technology.  Each party shall retain all right, title and interest in and to all materials, software, programming documentation, technical ideas, concepts, know-how, inventions, discoveries, improvements, works of authorship, techniques and all related Intellectual Property Rights created, conceived or developed by or for that party outside of or independent from this Agreement (the “Independent Technology”).  For purposes of this Agreement, Independent Technology does not include HPC Technology or HPC Derivatives.

5.1.4.       HPC Technology.  Without limiting the foregoing Sections 5.1.2 or 5.1.3, as between the parties, Intermolecular shall own all right, title, and interest in and to the HPC Technology and all improvements, derivatives and modifications thereof developed by either party or both parties during the course of the Agreement (“HPC Derivatives”).  Guardian hereby assigns, and agrees to assign to Intermolecular in the future when any such HPC Derivatives are first fixed in a tangible medium or reduced to practice, as applicable, all of its right, title and interest in and to any HPC Derivatives.

5.2.           LICENSES.

5.2.1.       Program Technology.  Subject to Sections 7 and 11 of this Agreement, Intermolecular hereby grants Guardian a worldwide, royalty-bearing, non-transferable (subject to Section 12.12) license under and to Intermolecular’s Intellectual Property Rights in the Program Technology to (a) engage in Development Programs with Intermolecular and (b) use, make, have made, import, offer to sell and sell Guardian Products within the field of use (the “Field”) defined in the applicable Task Order from which the Program Technology was generated.

5.2.2.       Prior Technology.  Subject to Sections 7 and 11 of this Agreement, each party hereby grants the other party a worldwide, non-exclusive, non-transferable, royalty-free license, without right of sublicense, to use such party’s Prior Technology (a) to the extent necessary for such party to carry out its obligations under the Development Program and (b) to the extent necessary to exercise any licenses granted under the Program Technology.

5.2.3.       HPC Technology.  Subject to Sections 7 and 11 of this Agreement, Intermolecular hereby grants Guardian a worldwide, royalty-free, non-exclusive, non-transferable (subject to Section 12.12) license, without right of sublicense, under and to Intermolecular’s Intellectual Property Rights in the HPC Technology and HPC Derivatives to engage in the Development Programs with Intermolecular.

5.2.4.       Guardian’s Affiliate and Third Party Licensees.  Subject to Sections 7 and 11of this Agreement, Guardian shall have the right, but not the obligation, to grant sublicenses of part or all the Program Technology (a) to Guardian’s Affiliates to use, make, have made, import, offer to sell and sell Guardian Products, and/or (b) Third Party Licensees to use, make, have made, import, offer to sell and sell products in the applicable Field.

5.2.5.       Reservation of Rights.  Except for the rights expressly granted by each party to the other under this Agreement, all other rights are reserved.

5.3.           Exclusivity; Election.

5.3.1.       Guardian must make an election by written notice to Intermolecular to take an exclusive license or a non-exclusive license to a particular Project Set within a time period defined within the applicable Task Order.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.3.2.       If Guardian elects in writing to receive an exclusive license to a Project Set and Guardian is in compliance with the royalty obligations for an exclusive license set forth in the applicable Task Order, the license granted to Guardian under Section 5.2.2 above, and the sublicense rights granted in Section 5.2.4, will be exclusive in the Field to such Project Set, except as to Intermolecular for purposes of Intermolecular undertaking the Development Program for Guardian.  If applicable, the Task Order will define the minimum royalty payments required to maintain exclusivity and any initial grace period during which minimum royalties are not due.

5.3.3.       If Guardian elects in writing to receive a non-exclusive license to a Project Set or after a defined period of exclusivity has expired, and provided Guardian is in compliance with the royalty obligations for a non-exclusive license set forth in the applicable Task Order, the license granted to Guardian under Section 5.2.2 above, and the sublicense rights granted in Section 5.2.4, will be non-exclusive in the Field to such Project Set.   If applicable, the Task Order will define the revenue sharing Guardian will receive from any licenses granted by Intermolecular to third parties under the Program Technology.  Intermolecular may not solicit third party licenses to a Project Set before the expiration of any defined period of exclusivity.

6.               INTELLECTUAL PROPERTY PROTECTION

6.1.          IP Committee.  The parties will also establish a committee (the “IP Committee”) that will be responsible for reviewing invention disclosures, patent filing decisions and Intellectual Property Rights ownership decisions resulting from activities under the Development Programs, including determination of the Intellectual Property Rights, if any, in all Program Technology developed pursuant to the Development Programs.  The IP Committee will meet on at least a calendar quarterly basis or as otherwise agreed to by the parties.  The IP Committee shall consist of two (2) members from each party, one from its technical employee and the other one from its patent attorney, agent or IP staff member.  All decisions of the IP Committee must be made by unanimous vote of the parties.  If there is disagreement between the parties regarding the existence or ownership of Intellectual Property Rights, the parties will escalate the dispute as appropriate within their respective organizations as promptly as possible for resolution; provided, however, that neither party shall publicly disclose or otherwise publish any information, or otherwise jeopardize the opportunity to file a patent application, regarding an invention claimed by the other party hereunder resulting from or relating to Development Program activities during any period where the ownership of such claimed invention has not yet been determined.  Each party agrees that it will not unreasonably delay or prolong resolution of any ownership, inventorship or other claim regarding the Program Technology or Intellectual Property Rights.

6.2.          Patent Prosecution.  Intermolecular shall have the first right to prepare, file, prosecute and maintain, at its own expense and in consultation with Guardian, patent applications and patents claiming Program Technology, and to conduct any interferences, re-examinations, reissues, oppositions or requests for patent term extension or governmental equivalents thereto.  In the event that Intermolecular does not file, prosecute or maintain any such patent or patent application (including the failure to do so in only certain countries), or undertake such other activities described above, then Guardian shall have the right to assume such activities at its own expense but without affecting the ownership and license provisions set forth in Section 5.

6.3.          Cooperation.  Intermolecular and Guardian shall both use reasonable efforts to keep the other fully informed as to the status of patent matters with respect to Program Technology described in Section 6.1, including by providing the other the opportunity to review and comment on complete copies

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

of any documents a reasonable time in advance of applicable filing dates and prosecution deadlines, and upon request, providing to the other party copies of any substantive documents that a party receives from the United States Patent and Trademark Office and any foreign patent offices, promptly after receipt, including notice of all official actions, interferences, reissues, re-examinations, oppositions, or requests for patent term extensions.  Intermolecular and Guardian shall each reasonably cooperate with and assist the other at its own expense in connection with such activities, at the other party’s request.  The Project Managers will (a) facilitate communication between the parties regarding patents and patent applications with respect to Program Technology arising from the Development Program, (b) discuss and provide input on patent strategy with respect to Program Technology, and (c) review applications and other substantive papers with respect to Program Technology prior to filing with the patent office.

6.4.           Enforcement.

6.4.1.       Notice.  Each party shall promptly notify the other of its knowledge of any actual or potential commercially material infringement of the Program Technology by a Third Party.

6.4.2.       Program Technology.  (a) Intermolecular shall have the right, but not the obligation, to take reasonable legal action to enforce Intellectual Property Rights relating to the Program Technology, against commercially material infringements that involve the manufacture, use, sale, offer for sale or import of the Program Technology.  (b) With respect to material infringements that involve the manufacture, use, sale, offer for sale or import of those inventions in the Field, if Intermolecular does not take action sufficient to halt such infringement within six (6) months following receipt of notice of such infringement, then Guardian shall have the right, but not the obligation, to take action to stop such infringement at its sole expense.  Neither party may enter into any settlement which admits or concedes that any aspect of the Program Technology is invalid or unenforceable, without the prior written consent of the other party, such consent not to be unreasonably conditioned, delayed or withheld.

6.4.3.       Cooperation; Costs.  Each party agrees to render such reasonable assistance in connection with enforcement activities described in this Section 6.4 as the enforcing party may request.  Costs of maintaining any such action shall be paid by and belong to the party bringing the action; provided, however, that prior to Intermolecular undertaking any action pursuant to Section 6.4.2, Intermolecular and Guardian shall discuss in good faith arrangements to underwrite the costs of such action, pursuant to which Guardian shall have the option to participate in such action by agreeing to contribute up to the percentage revenue share amount payable to Guardian set forth in the applicable Task Order of the third party costs of such action in exchange for an equivalent share of any damages or settlement recovered from such action (after the deduction of the costs and fees of the action).

6.4.4.       Recoveries. Any damages or settlement recovered from any action under this Section 6.3 (after the deduction of the costs and fees of the action) shall be allocated to the party undertaking the action, except that any damage award or settlement (after the deduction of the costs and fees of the action) received by Intermolecular in connection with actions in which Guardian has participated pursuant to Section 6.4.3 shall be shared by the parties in proportion to the percentage of legal costs borne by each party.

6.4.5.       Third Party Claims of Infringement.  If the manufacture, use or sale of any Program Technology pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Guardian or Intermolecular, the party named as the defendant in that claim, suit or

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

proceeding shall promptly notify the other party hereto in writing setting forth the facts of such claims in reasonable detail.  The named defendant shall have the exclusive right and obligation to defend and control the defense of any such claim, at its own expense; provided, however, defendant shall not enter into any settlement which admits or concedes that any aspect of the Program Technology is invalid or unenforceable, without the prior written consent of the other party, such consent not to be unreasonably conditioned, delayed or withheld.  The named defendant shall keep the other party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.  The other party shall, upon request, provide reasonable assistance and cooperation to the named defendant and may elect to participate in the defense of the claim, suit or proceeding, at its own expense using counsel of its own choice.

7.               PAYMENTS.

7.1.          Program Fees.  As consideration for the work performed by Intermolecular under this Agreement, Guardian will pay Intermolecular the program fees (“Program Fees”) set forth in Exhibit A according to the schedule set forth therein.  It is understood that although the parties have agreed upon a fixed fee to cover approximately two years of research under the Development Program, the parties have not defined up-front all of the Task Orders for the Development Program.  The parties will work together in good faith to reach agreement on the Task Orders so that the research efforts are continuous during the Development Program.  However, if Intermolecular has completed work on all pending Task Orders but the parties are unable to reach agreement on the following Task Order, Guardian may suspend the payment of Program Fees for a maximum period of thirty (30) days until the parties have reach agreement and Intermolecular has resumed work under one or more new Task Orders.  In no event will the timeline for payment of the Program Fees exceed thirty (30) months from the Effective Date.  Suspension of the Program Fees will not reduce the obligation of Guardian to pay the total amount of the Program Fees.

7.2.          Expenses.  Guardian will provide or pay for (a) consumables, such as substrates, mask sets, materials, and targets, (b) outsourced metrology and characterization not supported internally by Intermolecular, (c) reasonable travel and lodging expenses for Intermolecular personnel performing activities at Guardian’s facilities, and (d) subject to Guardian’s prior written approval not to be unreasonably withheld, any other out-of-pocket costs to support the Development Programs.  Notwithstanding the foregoing, Intermolecular agrees to provide targets for Development Programs at no cost to Guardian at a cost of up to [*] Dollars ($[*]) per year.  Any additional targets will be provided at Guardian’s reasonable expense with Guardian’s prior approval being required before such targets are ordered.

7.3.          Royalties.  For any royalties that are due to Intermolecular (as defined in the applicable Task Order), no later than [*] ([*]) days after the end of each Guardian fiscal quarter, Guardian will issue Intermolecular a written report containing the number of Guardian Products shipped by or on behalf of Guardian and all applicable Guardian Affiliates to any Third Parties during such quarter and the corresponding royalty amount to be paid to Intermolecular.  Guardian will make all applicable royalty payments at the same time as issuing the report.

7.4.          Third Party Royalty Payments.  If Guardian exercises its right to sublicense the Program Technology to Third Party licensees as allowed under Section 5.2.4, Guardian shall pay Intermolecular a pass-through royalty equal to [*]percent ([*]%) of the royalties received by Guardian from the applicable sublicensed Program Technology or an amount equal to the applicable non-

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

exclusive royalty rate for the Program Technology based on applying the net sales calculations as set forth in this Agreement to the Third Party licensee.  Upon Intermolecular’s request, Guardian will conduct audits of such Third Party licensee to determine the accuracy of the net sales figures provided to Guardian upon which Guardian calculates its payments to Intermolecular hereunder.  Any other sublicensing arrangement and fee structure requires Intermolecular’s prior written consent on a case-by-case basis.

7.5.          Payment Method; Late Payment.  All payments hereunder shall be made in U.S. dollars by Guardian or one of its U.S. Affiliates.  All payments due to Intermolecular under this Agreement shall be made by bank wire transfer as follows:

U.S. Domestic Wire Transfer
To:	[*]

Routing & Transit #:	[*]

For credit of:	Intermolecular, Inc.
Credit account #:	[*]
By order of:	[Name of Sender]

or another U.S. bank account designated by Intermolecular.

7.6.          Taxes.  Prices and payments due to Intermolecular are exclusive of all present and future taxes, duties, levies and other charges by any name (including any interest, penalties or additions thereto) imposed by any foreign, federal, state, local or other taxing authorities (including, without limitation, export, sales, use, excise and value-added taxes) on or with respect to the transactions or payments under this Agreement (excluding taxes imposed on Intermolecular’s net income by Intermolecular’s jurisdiction of organization or by reason of Intermolecular’s connection to such jurisdiction other than solely as a result of this Agreement) (collectively, “Taxes”).

7.7.          Records; Inspection.  Guardian shall keep complete, true and accurate books of account and records on its own behalf for the purpose of determining the royalty amounts payable under this Agreement.  Such books and records shall be kept at Guardian for at least three (3) years following the end of the calendar quarter to which they pertain.  Such records will be open for inspection during such three (3) year period by an independent auditor reasonably acceptable to Guardian, solely for the purpose of verifying royalty statements hereunder.  Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice.  Inspections conducted under this Section 7.7 shall be at the expense of Intermolecular, unless a variation or error producing an increase exceeding [*] percent ([*]%) of the royalties payable for any period covered by the inspection is established and confirmed in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid amounts that are discovered will be paid promptly by Guardian.  Each party agrees to hold in confidence pursuant to Section 4 all information concerning royalty payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for that party to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.               LIMITED WARRANTIES.

8.1.          By Intermolecular.  Intermolecular represents and warrants that: (a) it has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; and (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

8.2.          By Guardian.  Guardian represents and warrants that: (a) it has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; and (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

8.3.          Disclaimer.  Intermolecular and Guardian specifically disclaim any representation, warranty or guarantee that the research and development under this Agreement will be successful, in whole or in part.  It is understood that the failure of the parties to successfully develop and commercialize products under any Development Plan, Task Order or the Development Program shall not constitute a breach of any representation or warranty or other obligation under this Agreement.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, GUARDIAN AND INTERMOLECULAR MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY INFORMATION DISCLOSED HEREUNDER, OR ANY DELIVERABLES PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIM ANY WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR VALIDITY OF ANY PROGRAM TECHNOLOGY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

9.             INSURANCE.  Before having its employees conduct any work at the site of the other party, each party shall procure and maintain for itself and its employees all insurance coverage as required by applicable federal or state law, including: (a) worker’s compensation benefits as required by state law, for any state in which work may be performed under the Agreement; (b) commercial general liability insurance including contractual liability and completed operations coverage, with limits not less than $[*] each occurrence covering property damage, bodily injury and personal injury liability; and (c) Automobile Liability Insurance, with a minimum of $[*] Combined Single Limit Bodily Injury and Property Damage Liability coverage.  Carriers must have a Standard & Poor’s rating of A or better.

10.           LIMITATION OF LIABILITY.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR ANY BREACH OF ANY LICENSE GRANT OR CONFIDENTIALITY OBLIGATION UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES OR TO ANY THIRD PARTY CLAIMING THROUGH OR UNDER THE OTHER PARTY HERETO, FOR ANY LOST PROFITS, LOSS OF DATA, EQUIPMENT DOWNTIME OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR A BREACH OF A LICENSE GRANT OR A CONFIDENTIALITY OBLIGATION, IN NO EVENT SHALL EITHER PARTY’S CUMULATIVE LIABILITY TO THE OTHER UNDER THIS AGREEMENT EXCEED [*] ([*]).  IN ADDITION, GUARDIAN ACKNOWLEDGES AND AGREES THAT AS BETWEEN THE PARTIES, INTERMOLECULAR SHALL NOT BE LIABLE FOR ANY PRODUCT LIABILITY CLAIMS RESULTING FROM THE MANUFACTURE, SALE OR USE OF ANY PRODUCTS THAT

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

GUARDIAN MAKES OR SELLS AS A RESULT OF THE ACTIVITIES CONTEMPLATED UNDER THIS AGREEMENT.  The parties acknowledge and agree that the foregoing limitations of liability are an essential element of this agreement and that in their absence the terms of this agreement would be substantially different.

11.   TERM AND TERMINATION.

11.1.        Term.  The term of this Agreement shall commence on the Effective Date, and, unless terminated earlier as provided in this Section 10.1, shall continue in full force and effect for a period two (2) years (the “Term”).

11.2.        Termination for Breach.  Either party may terminate this Agreement if the other party has materially breached or defaulted in the performance of any of its material obligations, and such default has continued for sixty (60) days after written notice was provided to the breaching party by the non-breaching party.  Termination will be effective at the end of the sixty (60) day period unless the breach has been cured before the expiration of the sixty (60) day period.

11.3.        Effect of Termination.

11.3.1.     Accrued Rights and Obligations.  Termination of this Agreement for any reason shall not release either party from any liability or obligation that, at the time of termination, has already accrued to the other party or that is attributable to a period prior to termination, nor shall it preclude either party from pursuing any rights and remedies it may have at law or in equity with respect to any breach of this Agreement.

11.3.2.     Termination of Licenses and Task Orders.  In the event that Guardian materially breaches its obligations to pay for licenses granted pursuant to a specific Task Order, and does not cure such breach in accordance with Section 11.2 above, then in addition to any other remedy available to Intermolecular, Intermolecular may terminate the licenses granted to Guardian pursuant to such Task Order.  In the event that Guardian materially breaches its obligations to pay Program Fees for a particular Task Order, and does not cure such breach in accordance with Section 11.2 above, then in addition to any other remedy available to Intermolecular, Intermolecular may terminate such Task Order and any other Task Orders then in effect, refuse to agree to perform additional Task Orders, and Guardian shall not have any license rights to any Program Technology developed as a result of any of the terminated Task Orders.

11.3.3.     Survival.  Sections 2.4, 4, 5.1, 5.2.5, 6, 7, 8, 10, 11.3 and 12 shall survive the expiration or termination of this Agreement for any reason.

12.   MISCELLANEOUS

12.1.        Force Majeure.  Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations then owing) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, act of terrorism, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.2.        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its conflict of law principles.

12.3.        Compliance with Laws.  In exercising their rights under the license granted hereunder, each party shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.  Without limiting the foregoing, each party agrees to comply with all applicable export and re-export control laws and regulations, including the Export Administration Regulations (“EAR”) maintained by the United States government, and shall not, directly or indirectly, sell, export, re-export, transfer, divert, or otherwise dispose of any software, source code, or technology (including products derived from or based on such technology) received under this Agreement to any country (or national thereof) subject to antiterrorism controls or U.S. embargo, or to any other person, entity, or destination prohibited by the laws or regulations of the United States, without obtaining prior authorization from the competent government authorities as required by those laws and regulations.

12.4.        Entire Agreement.  This Agreement supersedes any and all other agreements, either oral or written, between the parties hereto with respect to this subject, and this Agreement together with any exhibits constitutes the entire agreement between the parties with respect to this subject matter.  No change or modification in the terms hereof, in a manner not expressly provided in this Agreement shall be binding unless reduced to writing and duly executed by the parties in the same manner as the execution of this Agreement.  Any attempt to so change or modify the terms of this Agreement shall be considered void and of no effect.

12.5.        Patent Marking.  Each party agrees to use reasonable efforts to mark and have their Affiliates and licensees mark all products sold or licensed pursuant to this Agreement to the extent such marking provides a legal benefit in the country or countries of manufacture and sale of such products.

12.6.        Notices.  Unless otherwise agreed to by the parties, the communications required or permitted to be given or made under this Agreement shall be made in writing, via personal delivery, registered mail, facsimile transmission, addressed to the appropriate party at the address indicated below.  All communications made pursuant to this section shall be deemed made or given on the date of such personal delivery, mailing or transmission.

If to Guardian:	Director of Science and Technology
Guardian Science and Technology
14511 Romine Road
Carleton, Michigan 48117

With a copy to:	General Counsel
Guardian Industries Corp.
2300 Harmon Road
Auburn Hills, MI 48326

If to Intermolecular:	Craig Hunter
Intermolecular, Inc.
2865 Zanker Road
San Jose, CA 95134

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Fax:

With a copy to:	Legal Department
Intermolecular, Inc.
2865 Zanker Road
San Jose, CA 95134
Fax: (408) 416-2301

The Parties may change the name and address to which notices should be sent under this section by providing prior written notice to the other party.

12.7.        Severability.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants or conditions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

12.8.        Headings; Construction.  The captions to the several sections hereof are not part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.  As used in this Agreement, the word “including” means “including without limitation.”

12.9.        Facsimile Signatures..  This Agreement may be executed by the exchange of facsimile signatures of the parties, which will be deemed valid and binding as if they were originally made.

12.10.      Relationship of the Parties.  The relationship of the parties is that of independent contractors.  Neither party shall be deemed to be an agent, partner, joint venturer or legal representative of the other for any purpose as a result of this Agreement or the transactions contemplated thereby.  Personnel supplied by either party are not the other party’s employees or agents and such supplying party assumes responsibility for their acts or omissions.  The supplying party shall be solely responsible for the payment of compensation of such party’s employees or agents assigned to perform services hereunder and such employees or agents shall be informed that they are not entitled to any employee benefits of the other party.  Neither party shall be responsible for paying worker’s compensation, disability benefits, and unemployment insurance or for withholding and paying employment taxes for any employee or agent of the other party.

12.11.      Assignment. This Agreement and any rights granted hereunder shall inure to the benefit of and be binding upon each of the Parties and their respective successors and permitted assigns. Neither party shall assign or transfer this Agreement either voluntarily or by operation of law, in whole or in part, without the prior written consent of the other party, and any attempt to do so will be null and void; provided, however, that either party may assign this Agreement without such consent, to a parent, subsidiary, or affiliate, or to a successor in interest to its business (whether by merger, acquisition, consolidation, change of control, reorganization or sale of substantially all of its assets).

12.12.      Non-Waiver.  The failure of either party at any time to require performance of any provision hereof by the other party shall not be deemed a waiver and thereafter shall not deprive that party of its full right to require such performance in the particular instance or at any other time.  Any waiver must be in writing executed by the waiving party.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.13.      Representation by Legal Counsel.  Each party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the parties agree that no presumption shall exist or be implied against the party that drafted such terms and provisions.

12.14.      Publicity; Disclosure of Agreement. Neither party shall publicize nor disclose any aspect of the development efforts contemplated in this Agreement or any other terms of this Agreement without the prior written consent of the other party, except to the extent required by law, to such party’s attorneys, accountants, advisors, investors and financing sources and their advisors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, in connection with the enforcement of this Agreement or rights under this Agreement, or in connection with a merger, acquisition, financing transaction or proposed merger, acquisition or financing transaction.

[Signature Page Follows]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

By signing below, the parties agree to the terms of this Agreement.

Guardian
Guardian Industries Corp.

	By:	/s/ Scott Thomsen
	Name:	Scott Thomsen
	Title:	CTO/GVP
	Date:	June 29, 2010

Intermolecular
Intermolecular, Inc.

	By:	/s/ J. Craig Hunter
	Name:	J. Craig Hunter
	Title:	VP & GM, Clean Energy Tech
	Date:	June 28, 2010

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

Program Fees

1.     Program Fees.  The total amount of Program Fees due hereunder shall be $[*].

2.     Payment Schedule.

2.1.    $[*] invoiced [*] days after the Effective Date.

2.2.    $[*] invoiced at one-month intervals following [*] days after the Effective Date until the total amount of Program Fees has been paid.

The monthly payments in this Payment Schedule shall reflect the minimum Program Fees for services performed in the prior month.  No payment will be treated as a deposit for future services and will be fully earned upon invoice date.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Guardian Industries Corp.
14511 Romine Road
Carleton, MI 48117
T: 734 654 1111

Task Order # 1

[*].

This Task Order # 1 (“Task Order #1”) is entered into as of 22 July 2010 (the “Task Order Effective Date”) under the terms of the Research Agreement dated July 15, 2010 (the “Agreement”) between Guardian Industries Corp. (hereinafter referred to as “Guardian”) and Intermolecular Inc. (hereinafter referred to as “Intermolecular”).  Terms that are capitalized but not specifically defined herein shall have the meanings set forth in the Agreement.

Scope of the Collaboration.

The scope of work for this Task Order #1 covers three main project sets: [*].  [*] and [*] are [*] and [*] is [*].

Specific Goals for the Collaboration.

For the [*] project, the following goals are identified:

                [*].

                [*].

                [*].

For the [*] project:

                [*].

                [*].

For the [*] project:

                [*].

                [*].

                [*].

                [*]

[*].

The [*] and [*] to [*] the [*] of [*] in the [*] produced by Guardian. [*] in the [*] in order to [*] in the [*]. While the [*] the [*], the [*] used to [*] the [*] are [*], and so [*] the [*] from the [*] and thus the [*] is [*].

For the [*] can be [*] in [*]; however the [*] is [*] of [*]. Other [*] or the [*] and [*], or [*] and [*]. Understanding of the [*] is [*] to this [*] and [*] at the [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*] is known to be [*] in [*] that are [*]. The scope of this work would be to [*] an [*], and to provide along the way, [*] of the [*].[*] to [*] are:

        [*].

a.     [*].

        [*]

a.     [*]

b.     [*]

c.     [*]

d.     [*]

e.     [*]

        [*]

a.     [*].

b.     [*].

For the project scope, the effort should be divided as follows:

        [*]

        [*]

        [*]

To [*] the [*] of these [*] or [*] for the project will be required.

[*]:

[*] the [*] is via the [*]:

        [*].

a.     [*]

b.     [*]

i.  [*]

c.     [*]

        [*]

a.     [*]

        [*]

a.     [*]

b.     [*]

        [*]

[*]:

        [*]

        [*]

a.     [*]

b.     [*]

        [*]

a.     [*]

        [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

For [*] this [*] must be [*] to [*]. [*] the [*] should be [*] in with the [*] as a [*] and as an [*]. If [*] as [*] and [*] is desired.

[*].

In addition to the [*] for [*], the [*] can be [*] as [*] and also within [*].

[*], the [*] is that of [*] as [*] used in [*]. The [*] of the [*] is to [*] the [*] in each [*]; however the [*] of [*] is as [*].

For the [*] as [*] are:

[*]

[*]

[*]

[*]

In addition to the [*], it is [*] to [*] a [*] to [*] the [*] of the [*] with [*] in a [*].

The [*] for this work is:

[*]

It is [*] that [*] the [*] on their [*], and [*] this to [*] for [*] and [*]. However, this process [*] as [*] may have [*] than [*].

[*] of the [*] will use the [*] as [*] for the [*] and [*] however also include [*] for [*] to the [*].

[*] for [*]:

[*] will be [*] as a [*] of the [*]:

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

[*] should be [*] by [*] and [*] for [*] and [*]. [*] for [*] is [*] at a [*].[*] and [*] should be [*].

[*] is a [*] should be [*] using [*] and [*] on [*] using the [*].

[*] should be [*] — [*], however [*] and [*] should be [*]. This [*] as part of the [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*] should be [*] as [*] per [*] of [*].[*] in a [*].[*] for [*] is [*] and [*].

At this time, [*] is [*] for [*], and [*] control not [*], so these [*] can be [*].

[*]:

[*] of the [*] shall determine the [*] of [*] for the above [*] in an [*].

        [*]

        [*]:

        [*]

        [*]

        [*]

        [*]:

[*]	[*]	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	[*]	[*]
			[*]	[*]	[*]	[*]
[*]

        [*].

[*]

Due to [*], the [*] will focus on the [*] of [*] as [*] from [*] — [*] and [*]. By [*] the [*] of the [*], a [*] will be [*] as [*], and then in [*].

Following the [*] by [*] and [*] with the identified [*] will be [*] and [*]. With [*] of this, [*] will [*] for [*] according to the [*] below.

Once the [*] of each [*] has been [*], the [*] will be [*]. It may be [*] that [*] are [*] in [*] in [*]. It may be [*] that [*] may [*] the [*]. This should be [*] for [*].

[*]

Initial focus for the [*] will be to [*] and [*] the [*] of [*] for [*]. The work will [*] and [*] the [*] in [*].

[*].

[*]

[*].

[*] are [*] as a [*] for [*], and this [*] of [*] should be [*] a [*] of the [*] from the [*].[*] that [*] of a [*] to be [*] to [*] the [*] — a [*] is [*] as [*], and a [*] that is [*]. The [*] that of the [*]; however will [*] a [*] of [*] and [*] during the [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

To [*] the [*] there are [*] and [*] that are [*] to [*] the [*] is [*] to [*] though [*].[*] the [*] or [*] during [*].

[*] of the [*] is [*], and may be [*] the [*].[*] of [*] and [*] can be used to [*].

[*]:

[*]                                      [*]

[*]                                      [*]

[*]                                      [*]

[*]                                      [*]

As [*],[*] that [*].[*] by [*] at [*] for [*].[*] is [*] for [*].

[*]

[*] of each [*] are to be [*] at [*], [*] and [*].

For this work, the [*] be [*] for [*] in as [*] and [*]:

        [*].

        [*]

        [*]

        [*]

        [*]

The [*] are to [*] at [*] for [*] ([*]) or [*] ([*]).

[*]

For this [*] an [*] of [*]:

        [*]

        [*]

The [*] of the [*] will be to [*] any [*] in [*] of the [*]. [*] the [*] will be [*] that a [*] ([*]) does [*] an [*] than a [*]. The [*] is [*] in [*] of [*] and [*] ([*] and [*] the [*] and [*]).

[*]

[*]

[*]

[*]:

[*]:                                      [*]

[*]:                                      [*]

[*]:                                      [*]

[*]:                                      [*]

[*]:                                      [*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]:

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

Project Management

The project managers from Intermolecular and Guardian will discuss the progress of work under this Task Order #1 on a [*] basis, with [*] being treated as a separate project.

For the purpose of this Task Order #1, Intermolecular’s project managers will be [*].  Guardian’s project managers will be [*].

Intellectual Property

Any project related IP developed in the course of work shall be managed according to the terms of the Research Agreement between Guardian and Intermolecular.

Subcontracting No subcontracting is expected for this task order.  Any need for subcontracting must be reviewed and approved by Guardian prior to conducting any subcontracts.

Prior Technology

Guardian has extensive and specific prior technology that should be understood at the start of this program. Prior technology includes the following:

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

        [*]

Project Sets.

For the purposes of this Task Order #1,

                [*],

                [*] and

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

                [*].

[*].

Project Term

Unless otherwise agreed upon by the parties in writing or terminated under the Agreement, the development obligations under this Task Order #1 for a Project Set will expire if Guardian does not specify further tasks for that particular Project Set under this Task Order #1 for a period of [*] consecutive days.  Completion of a Project Set will be the date of expiration of the Project Set.

Payment Terms

The payment terms for this task order will be managed according to the terms of the Research Agreement between Guardian and Intermolecular.

Exclusivity.

(a)           Unless Guardian notifies Intermolecular within [*] ([*]) days following the Task Order Effective Date of its election to take a non-exclusive license to a particular Project Set, Guardian will be deemed to have elected to receive an exclusive license to such Project Set and Guardian shall pay Intermolecular the royalty set forth in the royalty section below for the applicable Field .

(b)           In the event that Guardian elects to receive a non-exclusive license to any of the Project Sets under this Task Order #1, Guardian shall pay Intermolecular the royalty set forth in the royalty section below for the applicable Field .

(c)           For Project Sets where Guardian has taken a non-exclusive license, and Intermolecular grants licenses to third parties to use such Project Sets, Intermolecular agrees to pay Guardian a revenue share amount of [*] percent ([*]%) of the net revenue actually received by Intermolecular in connection with Intermolecular’s license of such Project Sets to any third parties.   The revenue share will be net of all of Intermolecular’s expenses related to commercializing or licensing such Project Sets as well as any taxes other than taxes based on Intermolecular’s net income.

(d)           In the event that Guardian elects to receive an exclusive license to one or more Project Sets, Guardian will meet the commercialization thresholds set forth below in order to maintain exclusivity:

(i)  Within [*] ([*]) months after the completion of the applicable portion of the Task Order for a particular Project Set, Guardian will demonstrate good-faith efforts to commercialize each such Project Set, whether on a standalone basis or in conjunction with other Project Sets, including by way of example by conducting commercial production of products incorporating materials or processes developed or improved as a result of a Product Set.

(ii)  Within [*] ([*]) and [*] ([*]) months after completion of the applicable portion of the Task Order for a particular Project Set, Guardian will meet the minimum quarterly royalty targets set forth in the table below:

Project Set	Royalties Target ($/Qtr)* after [*]		Royalties Target ($/Qtr)* after [*]
[*] Project Set	$	[*]	$	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*] Project Set	$	[*]	$	[*]
[*] Project Set	$	[*]	$	[*]

* If a product incorporates elements from two or more Project Sets, then the combined quarterly royalty target to maintain exclusivity for all related Program Technology will not exceed $[*] per quarter after [*] months and will not exceed $[*] per quarter after [*] months.

If Guardian has not met the targets set forth above for a particular Project Set by the applicable date, Guardian’s exclusive license to such Project Set will automatically convert to a non-exclusive license as of such date.  Guardian will have the option to pay any difference between the minimum quarterly royalty targets outlined above and the actual royalties due in order to maintain exclusivity.

Field .  Guardian’s licenses to each Project Set under this Task Order #1 will be subject to the following Field restriction: commercial production of large area glass coatings. In addition, the parties have agreed to define a narrower sub-Field that will be subject to limits on the maximum applicable royalty percentage, as discussed below. The sub-Field is [*] glass and [*] glass for use in [*] (“[*] and [*]”).The foregoing defines the “Field” for this Task Order as required by Section 5.2.1 of the Research Agreement.

Royalties.

Project Set	Royalty
[*] Project Set	[*]	%
[*] Project Set	[*]	%
[*] Project Set	[*]	%

The royalty percentages will be cumulative if more than one Project Set is used in a particular product. However, for products within the [*] and [*] Field, the maximum royalty will be capped at [*] % even if three or more Project Sets are used in the product.

Royalties will go for [*] years after Guardian starts using Program Technology that is owned or co-owned by Intermolecular in commercial production, or as long as the term of at least one patent that covers the Program Technology and is owned by Intermolecular has not expired, whichever is longer, but not to exceed [*] years from the completion of the Task Order from which the Program Technology was developed.

*Royalties will be calculated based on Guardian’s Net Sales of products and/or services incorporating or using the applicable Project Set or Sets.  “Net Sales” means the gross amount received by Guardian for the Sale of products and services based on or including one or more Project Sets, less amounts actually incurred by Guardian for transportation, packaging, insurance, sales, use and excise taxes, tariffs and duties, normal and customary trade and quantity discounts, and credits to customers for rejection or return of products.  “Sale” means every disposition of an item or provision of a service, including selling, renting, leasing, lending and bartering of an item or service.  A Sale is considered to occur when the item is delivered or service is provided or when an invoice is issued, whichever occurs first.  If a product incorporates or a service uses Program Technology from a different Task Order, additional royalties may apply to sales of such product.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Intermolecular, Inc.		Guardian Industries Corp.

By:	/s/ J. Craig Hunter	By:	/s/ Jean-Marc Lemmer

Print Name:	J. Craig Hunter	Print Name:	Jean-Marc Lemmer

Title:	VP & GM, Clean Energy Tech	Title:	Sr. Director, Product R&D

Date:	August 16, 2010	Date:	August 19, 2010

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Task Order #2

[*].

This Task Order # 2 (“Task Order #2”) is entered into as of November 30, 2010 (the “Task Order Effective Date” under the terms of the Research Agreement dated July 15, 2010 (the “Agreement”) between Guardian Industries Corp. (hereinafter referred to as “Guardian”) and Intermolecular Inc. (hereinafter referred to as “Intermolecular”).  Terms that are capitalized but not specifically defined herein shall have the meanings set forth in the Agreement.

Scope of the Collaboration

The scope of this Task Order #2 covers [*].

Under the terms of the Task Order, [*] will be [*] and an [*] of the [*] to [*] the [*].

Specific Goals for the Collaboration

The project should meet the following performance parameter goals:

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

[*]

The goal of this project task is to [*] to [*] of the [*] to be [*] a [*] as [*] to the [*] from the [*] with [*].

[*]. It is [*] that [*] of [*] to the [*] will [*] of the [*] in [*] of [*] and [*].[*] have been used in [*] for [*], and [*]. In [*], the [*] is [*], for [*], the [*] and [*] to be [*] has [*] the [*]. The [*]such as [*]. At the time when this Task Order is written, it is [*] which [*] will [*] the [*] to [*] with [*] and [*] of an [*] as [*], or [*] that can [*] such as [*] or [*]. The [*] in [*].

[*]:

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*]

[*]

[*]

[*]:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

It is [*] what [*] are [*] for [*]. This effort should [*] the [*] for [*], and [*] the [*]. In all [*] it is [*] to [*] the [*] at the [*] of [*], and [*] a [*].

[*].

[*] is [*] to [*] and [*], and so [*] will need to be [*] — like [*] to [*] and so on. [*] such [*] must be [*] as [*] to [*] in as [*], and the [*] be used to [*] or otherwise.

In combination with [*] to the [*] to be [*].[*] of [*] must be [*] and [*] and [*] to [*] over [*] in both as [*] and [*]. ([*] is [*] for [*]).

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

                        [*]

It should be [*] that it is [*] that [*] is used in [*] and other [*] provide a [*] for [*] as well as [*] such as [*]. It is [*] that the [*] above [*] with [*].

[*] ([*])

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

It is [*] that the [*] of [*] will [*] in this task order. [*] is [*] to be used to [*] the [*] of [*] and [*], in [*] to [*].[*] should be [*] on the [*]. The [*] can be [*] on [*].[*] are the [*] to [*] the [*] to [*] of the [*].

[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] and [*] on each of the [*] to [*] any [*] of the [*]. As [*], the [*] can be[*]. The [*] or [*] is to [*] and [*].[*], it is [*] to [*] the [*].

Other [*] are [*] in the [*].

[*]

The goal of this project task is to [*] the [*] of the [*] that [*] the [*] both [*] and [*]. The [*] for [*] can be [*] for [*] in the [*]. The [*] must [*] to the [*] or [*], and [*] to [*] the [*]. In addition, the [*] also [*] to the [*] that [*] will also [*]. For the purposes of this work [*] can be [*] with [*]:[*]. It is possible that the [*] will [*] a [*] or [*] of the [*]:[*]. At this time, the [*] that are to be [*] for this [*] of the [*]. The [*] and [*] of [*] to [*] and will be [*] on the [*], the [*].

[*].

With the [*] of [*], the [*] of the [*] is [*], and should be [*] as a [*] of this [*].

[*]

[*] should be [*] on [*] with [*]. Based on current [*], a [*] is [*] as [*] for [*]. It is also possible that [*] is also [*] for [*], but we [*].

Based on current results and [*], it is [*] with the [*] and [*] for the [*]:

[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] on [*] of the [*] by [*] to [*] any [*] of the [*]. In addition, the [*] to [*] to [*]. From [*] of [*], it can be seen that it is [*] to [*] in the [*].

With the [*] we then need to [*] this [*] an [*], and [*] with [*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Here the [*] are from the [*] but not a [*].[*] and [*] may [*] during the [*]. A [*] of these [*] could be [*] on the [*] and [*].[*] and [*] is also a [*] of the [*] and [*]. For [*], due to the [*] of [*] in the [*], it is possible that [*] will not [*] for [*].

[*]                       [*]

[*]

[*] should be [*] on [*] with [*]. [*] to [*] of [*] to [*], and [*] to [*].[*] will [*].

[*] all [*].

[*]:

This [*] be [*] in [*] with [*].  [*] will [*] at [*],[*] by [*] on [*].

[*]

The initial schedule for Task Order #2 has been defined as represented below:

[*]

Project Management

The project managers from Intermolecular and Guardian will discuss the progress of work under this Task Order #2 on a weekly basis.

For the purpose of this Task Order #2, Intermolecular’s project managers will be [*].  Guardian’s project manager will be [*].

Intellectual Property

Any project related IP developed in the course of work shall be managed according to the terms of the Research Agreement between Guardian and Intermolecular.

Subcontracting

No subcontracting is expected for this task order.  Any need for subcontracting must be reviewed and approved by Guardian prior to conducting any subcontracts.

Prior Technology

Guardian has extensive and specific prior technology that should be understood at the start of this program. Prior technology includes the following:

                        [*]

                        [*].

                        [*]

                        [*]

                        [*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

                        [*]

                        [*].

Technology described in items 1-7 above shall only be deemed to be Prior Technology if it can be established by written documentation that it was conceived and reduced to practice prior to the Task Order Effective Date.

[*].

(i)                                     For the purposes of this Task Order #2, there is [*]. This [*] for [*] on [*] and for [*].

The [*] and [*] are [*] to [*] the [*]. These are [*] to [*] as a [*].  [*] to be [*] under Task Order #2 will be [*] that [*] or [*] in the [*] of [*].  [*] or [*].  The parties have made a good faith effort to identify Prior Technology that could be used in connection with the activities under the Task Order to make it easier to identify Program Technology.  However, neither party waives the right to demonstrate through documents pre-dating the Task Order Effective Date that certain information generated under the Task Order is Prior Technology.

Project Term

It is anticipated that no project outlined in this Task Order #2 will require more than [*] months from the Task Order Effective Date to be completed.  Unless otherwise agreed upon by the parties in writing or terminated under the Agreement, the development obligations under this Task Order #2 for the Project Set will expire if Guardian does not specify further tasks for that particular Project Set under this Task Order #2 for a period of [*] days.  Completion of the Project Set will be the date of expiration of the Project Set.

Payment Terms

The payment terms for this task order will be managed according to the terms of the Research Agreement between Guardian and Intermolecular.

Exclusivity.

(a)           Unless Guardian notifies Intermolecular within [*] days following the Task Order Effective Date of its election to take a non-exclusive license to a particular Project Set, Guardian will be deemed to have elected to receive an exclusive license to such Project Set and Guardian shall pay Intermolecular the royalty set forth in the royalty section below for the applicable Field of Use.

(b)           In the event that Guardian elects to receive a non-exclusive license to any of the Project Sets under this Task Order #2, Guardian shall pay Intermolecular the royalty set forth in the royalty section below for the applicable Field of Use.

(c)           For a Project Set where Guardian has taken a non-exclusive license, and Intermolecular grants licenses to third parties to use such a Project Set, Intermolecular agrees to pay Guardian a revenue share amount of [*] percent ([*]%) of the net revenue actually received by Intermolecular in connection with Intermolecular’s license of such a Project Set to any third parties. The revenue share will be net of all of Intermolecular’s expenses related to commercializing or licensing such a Project Set as well as any taxes other than taxes based on Intermolecular’s net income.

(d)           In the event that Guardian elects to receive an exclusive license to the Project Set, Guardian will meet the commercialization thresholds set forth below in order to maintain exclusivity:

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(i)  Within [*] after the completion of the applicable portion of the Task Order for a particular Project Set, Guardian will demonstrate good-faith efforts to commercialize each such Project Set, whether on a standalone basis or in conjunction with other Project Sets, including by way of example by conducting field evaluations or product validations prior to full commercialization,  commercial production of products incorporating materials or processes developed or improved as a result of a Product Set.

(ii)  Within [*] and [*] months after completion of the applicable portion of the Task Order for a Project Set related to this Task Order, Guardian will meet the minimum quarterly royalty targets set forth in the table below:

Project Set	Royalties Target ($/Qtr) after [*]		Royalties Target ($/Qtr) after [*]
[*] Project Set	$	[*]	$	[*]

If Guardian has not met the targets set forth above for a particular Project Set by the applicable date, Guardian’s exclusive license to such Project Set will automatically convert to a non-exclusive license as of such date.

Field of Use.  Guardian’s licenses to each Project Set under this Task Order #2 will be subject to the following Field restriction: commercial production of large area glass coatings, including but not limited to [*]. The foregoing defines the “Field” for this Task Order as required by Section 5.2.1 of the Research Agreement.

Royalties.

Project Set	Royalty* (per Field of Use)
[*]	[*]	%

For the above noted Project Set it should be noted that there may be reason for exception in such event that Guardian independently and outside the Project Set develops a [*] and commercializes such [*]-based product utilizing an [*] from within the Project Set, then the royalty will be [*]%.

Royalties will go for [*]  years after Guardian starts using Program Technology that is owned or co-owned by Intermolecular in commercial production, or as long as the term of at least one patent that covers the Program Technology and is owned by Intermolecular has not expired, whichever is longer, but not to exceed [*] years from the completion of the Task Order from which the Program Technology was developed.

*Royalties will be calculated based on Guardian’s Net Sales of products and/or services incorporating the applicable Project Set or Sets.  “Net Sales” means the gross amount received by Guardian for the Sale of products based on or including one or more Project Sets, less amounts actually incurred by Guardian for transportation, packaging, insurance, sales, use and excise taxes, tariffs and duties, normal and customary trade and quantity discounts, and credits to customers for rejection or return of products.  “Sale” means every disposition of an item or provision of a service, including selling, renting,

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

leasing, lending and bartering of an item or service.  A Sale is considered to occur when the item is delivered or service is provided or when an invoice is issued, whichever occurs first.  If a product incorporates Program Technology from a different Task Order, additional royalties may apply to sales of such product.

Intermolecular, Inc.		Guardian Industries Corp.

By:	/s/ J. Craig Hunter	By:	/s/ Jean-Marc Lemmer

Print Name:	J. Craig Hunter	Print Name:	Jean-Marc Lemmer

Title:	VP & GM, Clean Energy Tech	Title:	Sr. Director, Product R&D

Date:	January 19, 2011	Date:	January 23, 2011

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Amendment Number One to Research Agreements — Guardian and Intermolecular

GUARDIAN INDUSTRIES CORP., a Delaware corporation located at 2300 Harmon Road, Auburn Hills, Michigan 48326 (hereinafter referred to as “Guardian”) and INTERMOLECULAR, INC., a Delaware corporation located at 3011 North First Street, San Jose, California 95134 (hereinafter referred to as “Intermolecular”), entered into a RESEARCH AGREEMENT effective Feb. 8, 2010 (“[*] Agreement”), which also incorporates by reference a Task Order effective February 8, 2010, a Task Order effective Jul. 22, 2010, a Task Order effective Oct. 22, 2010, and a Task Order effective May 1, 2011 as amended on November 1, 2011.

Guardian and Intermolecular also entered into a RESEARCH AGREEMENT effective Jul. 15, 2010 (“Master Agreement”), which also incorporates by reference a Task Order effective Jul. 22, 2010 and a Task Order effective November 30, 2010.

The [*] Agreement and the Master Agreement are herein collectively referred to as Agreements.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to modify the terms of the [*] Agreement and Master Agreement (hereinafter “Amendment”) as set forth below.

1.                   AMENDMENT EFFECTIVE DATE.

1.1                                 This Amendment shall have an effective date of January 1, 2012 (“Amendment Effective Date”)

2.                   TERM AND TERMINATION.

2.1                                 Unless terminated by mutual agreement or for breach, each of the Master Agreement and the [*] Agreement shall terminate two (2) years from the Amendment Effective Date (hereinafter defined as “Term”).

2.2                                 Either party may terminate the Master Agreement or [*] Agreement if the other party has materially breached or defaulted in the performance of any of its material obligation under the respective Master Agreement and the [*] Agreement, and such default has continued for sixty (60) days after written notice was provided to the breaching party by the non-breaching party.  Termination will be effective at the end of the sixty (60) day period unless the breach has been cured before the expiration of the sixty (60) day period.

2.3                                 Sections 6-11, 14-16, 19, 20, and 29 shall survive the expiration or termination of the [*] Agreement for any reason.

3.                   RESOURCES.

3.1                                 During the Term, Intermolecular agrees to provide the equivalent of [*] FTEs to support the tasks related to the Agreements.

3.2                                 During the Term, Intermolecular will dedicate at least [*] towards the tasks related to the Agreements.

3.3                                 Subject to Sections 3.1 and 3.2 of this Amendment, Guardian may adjust the allocation of Resources between the Master Agreement or [*] Agreement as reflected in the Task Orders issued under either the Master Agreement or [*] Agreement.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.                   PROGRAM FEES.

4.1                                 Section 12 (“RESEARCH COMPENSATION”) of the [*] Agreement is deleted in its entirety.

4.2                                 Section 7.1 (“Program Fees”) and 7.2 (“Expenses”) of the Master Agreement is deleted in its entirety.

4.3                                 During the Term, Guardian shall pay Intermolecular $[*] (“Program Fees”) per month in exchange for the resources provided by Intermolecular under the Amendment.

4.4                                 It is understood that although the parties have agreed upon Program Fees to cover research under the Agreements, the parties have not defined up-front all the Task Orders for the research.  The parties will work together in good faith to reach agreement on the Task Orders so that the research efforts are continuous.  However, if Intermolecular has completed work on pending Task Orders but the parties are unable to reach agreement on the following Task Order(s), Guardian may suspend the payment of Program Fees to a maximum period of thirty (30) days until the parties have reached agreement and Intermolecular has resumed work under one or more new Task Orders.

4.5                                 Guardian will provide or pay for (a) consumables, such as [*], (b) outsourced metrology and characterization not supported internally by Intermolecular, (c) subject to Guardian’s written approval not to be unreasonably withheld, reasonable travel and lodging expenses for Intermolecular personnel performing activities at Guardian’s facilities, and (d) subject to Guardian’s written approval not to be unreasonably withheld, any other out of pocket costs to support the research under the Master Agreement or [*] Agreement.  Notwithstanding the foregoing, Intermolecular agrees to provide targets for research under the Master Agreement at no cost to Guardian at a cost up to [*] Dollars ($[*]) per year.  Any additional targets will be provided at Guardian’s reasonable expense with Guardian’s prior written approval being required before such targets are ordered.

5.                   Licenses.

5.1                                 Section 10 (“Licenses”) of the [*] Agreement is replaced in its entirety by Sections 5.2, 5.3. 5.4, 5.5, 5.6 and 5.7 of this Amendment.

5.2                                 Project-Related Technology. Subject to Sections 2 and 4 of this Amendment and Section 11 of the [*] Agreement, Intermolecular hereby grants Guardian a worldwide, royalty-bearing, non-transferable (subject to Section 28 of the [*] Agreement) license under and to Intermolecular’s Project-Related Technology to (a) engage in work under the [*] Agreement with Intermolecular and (b) use, make, have made, import, offer to sell and sell Guardian Products within the field of use (the “Field”) defined in the applicable Task Order from which the Project-Related Technology was generated.

5.3                                 Independent Technology.  Subject to Sections 2 and 4 of this Amendment and Section 11 of the [*] Agreement, each party hereby grants the other party a worldwide, non-exclusive, non-transferable, royalty-free license, without right of sublicense, to use such party’s Independent Technology (a) to the extent necessary for such party to carry out its obligations under the [*] Agreement and (b) to the extent necessary to exercise any licenses granted under the Project-Related Technology.

5.4                                 Guardian’s Affiliate and Third Party Licensees. Subject to Sections 2 and 4 of this Amendment and Section 11 of the [*] Agreement, Guardian shall have the right, but

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

not the obligation, to grant sublicenses of part or all the Project-Related Technology (a) to Guardian’s Affiliates (as this term is defined in the Master Agreement) to use, make, have made, import, offer to sell and sell Guardian products incorporating Project-Related Technology, and/or (b) third party licensees to use, make, have made, import, offer to sell and sell products in the applicable Field.  If Guardian exercises its right to sublicense the Project-Related Technology to third party licensees as allowed under this section, then unless pre-approved by Intermolecular in writing, Guardian shall pay Intermolecular a pass-through royalty equal to the greater of [*] percent ([*]%) of the royalties received by Guardian from the applicable sublicensed Project-Related Technology or an amount equal to the applicable non-exclusive royalty rate for the Project-Related Technology based on applying the sales calculations as set forth in the [*] Agreement to the third party licensee. Upon Intermolecular’s request, Guardian will conduct audits of such third party licensee to determine the accuracy of the sales figures provided to Guardian upon which Guardian calculates its payments to Intermolecular hereunder. Any other sublicensing arrangement and fee structure requires Intermolecular’s prior written consent on a case-by-case basis.

5.5                                 Exclusivity; Election.

A.                With respect to each Project-Related Technology, Guardian must make an election by written notice to Intermolecular to take an exclusive license or a non-exclusive license within a time period defined within the applicable Task Order.

B.                  If Guardian elects in writing to receive an exclusive license, subject to any minimum volumes as set under Section 5.6 of this Amendment and the royalty obligations of Section 11 of the [*] Agreement, the license granted to Guardian under Section 5.2. of this Amendment, and the sublicense rights granted in Section 5.4 of this Amendment, will be exclusive in the Field, except as to Intermolecular for purposes of Intermolecular undertaking the research under the [*] Agreement for Guardian.

C.                  If Guardian elects in writing to receive a non-exclusive license or after a defined period of exclusivity has expired, and provided Guardian is in compliance with the royalty obligations of Section 11 of the [*] Agreement, the license granted to Guardian under Section 5.2. of this Amendment, and the sublicense rights granted in Section 5.4 of this Amendment, will be non-exclusive in the Field.   If applicable, the Task Order will define the revenue sharing Guardian will receive from any licenses granted by Intermolecular to third parties under the Project-Related Technology.  Intermolecular may not solicit third party licenses before the expiration of any defined period of exclusivity.

5.6                                 Minimum Volumes.  After all elements of the Task Order are completed and the parties have more information about the expected time for development and commercialization of the products subject to the exclusive license, the parties agree to negotiate in good faith to establish the minimum targeted volume and date on which the minimums will begin to apply.

5.7                                 The Field for the Task Order effective February 8, 2010, the Task Order effective Jul. 22, 2010, the Task Order effective Oct. 22, 2010, and the Task Order effective May 1, 2011 as amended on November 1, 2011 will be coated glass used for [*] applications.  The license under these above referenced Task Orders will be exclusive in the Field, non-exclusive in all other fields and exclusivity is subject to agreed-upon minimum targeted volumes and an agreed-upon date on which the minimums will begin to

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

apply.

6.                   Publications.

6.1                                 The following will be added to Section 12.14 of the Master Agreement and Section 29 of the [*] Agreement:  Guardian recognizes that researchers at Intermolecular engaged in the Agreements may wish be permitted to present at symposia, national, or regional professional meetings, and to publish in journals, theses or dissertations, or otherwise, methods and results of the development efforts contemplated in the Agreements, provided, however, that Guardian shall have been furnished copies of any proposed publication, abstract or presentation for review at least one month in advance of the submission of such proposed publication, abstract or presentation to a journal, editor, or other third party.  Guardian shall have one month after receipt of said copies, to object to such proposed presentation or proposed publication because there is patentable subject matter that needs protection or because Confidential Information is contained therein.   In the event that Guardian makes such objection based on patentable subject matter, Intermolecular shall refrain from making such publication or presentation for a maximum of four months from date of receipt of such objection in order to file patent application(s) with the United States Patent and Trademark Office or foreign patent office(s) directed to the patentable subject matter contained in the proposed publication, abstract or presentation.  Intermolecular shall comply with Guardian’s request to delete Confidential Information from any such proposed publication, abstract or presentation.

All capitalized terms not defined herein shall have the meanings given them in the Agreements, as applicable. This Amendment shall be deemed to be incorporated into each of the Agreements and made a part thereof. All references to the [*] Agreement or the Master Agreement in any other document shall be deemed to refer to the [*] Agreement or the Master Agreement, as applicable, as modified by this Amendment. Except as modified by this Amendment, all of the terms and conditions of the Agreements shall remain in full force and effect. In the event that the terms of this Amendment conflict with the terms of the [*] Agreement or the Master Agreement, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Guardian Industries Corp.		Intermolecular, Inc.

By:	/s/ Scott Thomsen	By:	/s/ J. Craig Hunger

Name:	Scott Thomsen	Name:	J. Craig Hunter

Title:	President	Title:	Sr. VP & GM, Clean Energy Group

Date:	January 31, 2012	Date:	January 27, 2012

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.